UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21411

Eaton Vance Senior Floating-Rate Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

October 31, 2014

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Senior Floating-Rate Trust (EFR)

Annual Report

October 31, 2014

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report October 31, 2014

Eaton Vance

Senior Floating-Rate Trust

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Financial Statements	6

Report of Independent Registered Public Accounting Firm	43

Federal Tax Information	44

Annual Meeting of Shareholders	45

Dividend Reinvestment Plan	46

Management and Organization	48

Important Notices	51

Eaton Vance

Senior Floating-Rate Trust

October 31, 2014

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The U.S. floating-rate loan market began the 12-month period ended October 31, 2014 on strong footing, as robust new issue supply was overcome by investor demand amid strong appetite for risk and a global search for yield. Aside from brief bouts of weakness in technical conditions in February and April, overall market tone was generally firm for the first seven months of the period, with total demand exceeding the supply of net new issuance by a meaningful margin.

Halfway through the period, on April 29, Energy Future Holdings (“EFH”, formerly TXU Corp.) filed for bankruptcy. The Fund did not hold a position in EFH at the time of default. Following this and amid an increasing number of negative headlines surrounding the asset class, retail investor demand began to wane, turning net negative after nearly two straight years of positive demand. Sluggish technical conditions followed, modestly weighing on loan prices in the final stretch of the period.

Overall, the S&P/LSTA Leveraged Loan Index2 (the
Index) — a broad barometer of the loan market — returned 3.36% for the 12-month period. Returns were comprised mainly of interest income. Lower-quality loans outpaced their higher-quality counterparts; loans rated BB, B, CCC and D (defaulted)7 returned 2.40%, 3.49%, 8.41% and 15.10%, respectively, for the period.

EFH’s Chapter 11 bankruptcy filing caused the Index default rate to spike to 3.3% on a trailing 12-month basis as of October 31, 2014. Excluding EFH, however, the Index’s trailing 12-month default rate was a scant 0.25%, well below the market’s 10-year average of 2.5%, according to Standard & Poor’s Leveraged Commentary & Data (S&P/LCD).

Fund Performance

For the fiscal year ended October 31, 2014, Eaton Vance Senior Floating-Rate Trust (the Fund) at net asset value (NAV) had a total return of 3.60%. By comparison, the Fund’s benchmark, the S&P/LSTA Leveraged Loan Index (the Index), returned 3.36% for the period.

During the period, the Fund maintained portfolio quality at a level consistent with management’s views on appropriate credit risk. In contrast, the Index descended in credit quality over the 12-month period, with lower-quality issuers awarded higher returns. As a result of the Fund’s historical positioning toward higher-quality credit tiers relative to the Index, the Fund’s underweighting to segments rated CCC and D (defaulted) and overweighting to loans rated BB detracted from performance relative to the Index for the year.

Among individual holdings, the Fund had underweight or no exposure to a number of high-beta9, lower-quality Index names that rallied significantly during the period, namely EFH, Cengage Learning, Avaya and SuperMedia. This detracted from performance relative to the Index. Out-of-Index Fund holdings in Vivarte, Media Holdco and IAP Worldwide Services also detracted from performance relative to the Index, as these issuers underperformed the overall loan market.

On the positive side, heavier-than-Index Fund holdings in Getty Images, Dell and MediaNews Group aided Fund performance relative to the Index, as these names outperformed the loan market at large. Meanwhile, underweight or no exposure in Gymboree, Ocean Rig and Templar Energy also helped the Fund’s performance versus the Index, as these issuers trailed the overall loan market.

Exposure to high-yield bonds and the employment of investment leverage bolstered Fund results relative to the Index. High-yield bonds generally outperformed loans during the period, while leverage amplified the positive returns of the Fund’s underlying assets. By comparison, the Index does not include high-yields bonds and is unlevered.

In terms of industry weightings, underweight exposure to the utilities sector — which outpaced the overall market — was the biggest detractor from results relative to the Index. In contrast, exposures to the air transport, lodging and casinos, health care and insurance sectors aided performance relative to the Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and includes management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Senior Floating-Rate Trust

October 31, 2014

Performance2,3

Portfolio Managers Scott H. Page, CFA, Craig P. Russ and Peter M. Campo, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years
Fund at NAV	11/28/2003	3.60%	9.58%	5.64%
Fund at Market Price	—	–4.99	8.86	4.21
S&P/LSTA Leveraged Loan Index	—	3.36%	6.40%	5.07%

% Premium/Discount to NAV[4]
				–8.35%

Distributions[5]
Total Distributions per share for the period				$0.987
Distribution Rate at NAV				6.11%
Distribution Rate at Market Price				6.66%

% Total Leverage[6]
Auction Preferred Shares (APS)				14.49%
Borrowings				23.18

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and includes management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Senior Floating-Rate Trust

October 31, 2014

Fund Profile

Top 10 Issuers (% of total investments)[8]

Asurion LLC	1.1%

Dell Inc.	0.9

H.J. Heinz Company	0.9

Intelsat Jackson Holdings S.A.	0.8

Community Health Systems, Inc.	0.8

Laureate Education, Inc.	0.8

MEG Energy Corp.	0.8

Valeant Pharmaceuticals International, Inc.	0.8

Chrysler Group LLC	0.8

First Data Corporation	0.7

Total	8.4%

Top 10 Sectors (% of total investments)[8]

Health Care	9.9%

Business Equipment and Services	8.0

Electronics/Electrical	7.2

Retailers (Except Food and Drug)	5.8

Chemicals and Plastics	5.0

Food Products	4.9

Oil and Gas	4.3

Financial Intermediaries	4.0

Lodging and Casinos	3.7

Automotive	3.7

Total	56.5%

Credit Quality (% of bond and loan holdings)7

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Senior Floating-Rate Trust

October 31, 2014

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Performance results reflect the effects of leverage. The Fund’s performance for certain periods reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]

The shares of the Fund often trade at a discount or premium from their net asset value. The discount or premium of the Fund may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to http://eatonvance.com/closedend.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax-exempt income, qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at www.eatonvance.com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[6]

Leverage represents the liquidation value of the Fund’s APS and borrowings outstanding as a percentage of Fund net assets applicable to common shares plus APS and borrowings outstanding. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of leverage rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.

[7]

Ratings are based on Moody’s, S&P or Fitch, as applicable. If securities are rated differently by the ratings agencies, the higher rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” are not rated by the national ratings agencies stated above.

[8]	Excludes cash and cash equivalents.

[9]

Beta is a measure of risk that shows a fund or strategies volatility relative to that fund’s stated benchmark. A fund or strategy with a beta of 1 performed exactly like the market index; a beta less than 1 means its performance was less volatile than the index, positive or negative.

Fund profile subject to change due to active management.

5

Eaton Vance

Senior Floating-Rate Trust

October 31, 2014

Portfolio of Investments

Senior Floating-Rate Interests — 141.4%(1)

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 2.0%
Atlantic Aviation FBO Inc.
Term Loan, 3.25%, Maturing June 1, 2020	668	$659,680
DAE Aviation Holdings, Inc.
Term Loan, 5.00%, Maturing November 2, 2018	674	674,343
Ducommun Incorporated
Term Loan, 4.75%, Maturing June 28, 2017	739	738,550
IAP Worldwide Services, Inc.
Revolving Loan, Maturing July 18, 2018(2)	311	311,232
Term Loan - Second Lien, 8.00%, Maturing July 18, 2019(3)	430	343,658
Silver II US Holdings, LLC
Term Loan, 4.00%, Maturing December 13, 2019	1,862	1,825,225
Standard Aero Limited
Term Loan, 5.00%, Maturing November 2, 2018	306	305,702
Transdigm, Inc.
Term Loan, 3.75%, Maturing February 28, 2020	4,747	4,678,743
Term Loan, 3.75%, Maturing June 4, 2021	1,820	1,795,028

		$11,332,161

Automotive — 5.7%
Affinia Group Intermediate Holdings Inc.
Term Loan, 4.75%, Maturing April 27, 2020	1,262	$1,257,281
Allison Transmission, Inc.
Term Loan, 3.75%, Maturing August 23, 2019	2,813	2,795,699
Chrysler Group LLC
Term Loan, 3.50%, Maturing May 24, 2017	4,899	4,878,945
Term Loan, 3.25%, Maturing December 31, 2018	2,090	2,073,177
CS Intermediate Holdco 2 LLC
Term Loan, 4.00%, Maturing April 4, 2021	648	642,702
Dayco Products, LLC
Term Loan, 5.25%, Maturing December 12, 2019	995	995,622
Federal-Mogul Holdings Corporation
Term Loan, 4.75%, Maturing April 15, 2021	3,915	3,896,156
Goodyear Tire & Rubber Company (The)
Term Loan - Second Lien, 4.75%, Maturing April 30, 2019	6,650	6,674,937
INA Beteiligungsgesellschaft GmbH
Term Loan, Maturing May 15, 2020(2)	1,025	1,014,750
MPG Holdco I Inc.
Term Loan, 4.50%, Maturing October 20, 2021	2,675	2,672,493
TI Group Automotive Systems, LLC
Term Loan, 4.25%, Maturing July 2, 2021	848	841,516

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Automotive (continued)
Tower Automotive Holdings USA, LLC
Term Loan, 4.00%, Maturing April 23, 2020	788	$779,518
Veyance Technologies, Inc.
Term Loan, 5.25%, Maturing September 8, 2017	2,663	2,654,429
Visteon Corporation
Term Loan, 3.50%, Maturing April 9, 2021	1,072	1,061,589

		$32,238,814

Beverage and Tobacco — 0.3%
Flavors Holdings Inc.
Term Loan, 6.75%, Maturing April 3, 2020	800	$774,000
Term Loan - Second Lien, 11.00%, Maturing October 3, 2021	1,000	965,000

		$1,739,000

Brokerage / Securities Dealers / Investment Houses — 0.1%
American Beacon Advisors, Inc.
Term Loan, 4.75%, Maturing November 22, 2019	429	$428,369

		$428,369

Building and Development — 1.4%
ABC Supply Co., Inc.
Term Loan, 3.50%, Maturing April 16, 2020	1,262	$1,235,585
CPG International Inc.
Term Loan, 4.75%, Maturing September 30, 2020	619	615,656
Gates Global, Inc.
Term Loan, 4.25%, Maturing July 5, 2021	1,500	1,485,402
Quikrete Holdings, Inc.
Term Loan, 4.00%, Maturing September 28, 2020	928	919,933
RE/MAX International, Inc.
Term Loan, 4.00%, Maturing July 31, 2020	1,571	1,549,068
Realogy Corporation
Term Loan, 3.75%, Maturing March 5, 2020	985	975,944
Summit Materials Companies I, LLC
Term Loan, 5.00%, Maturing January 30, 2019	464	465,140
WireCo WorldGroup, Inc.
Term Loan, 6.00%, Maturing February 15, 2017	607	608,787

		$7,855,515

Business Equipment and Services — 12.7%
Acosta Holdco, Inc.
Term Loan, 5.00%, Maturing September 26, 2021	3,350	$3,353,477

6	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
Altisource Solutions S.a.r.l.
Term Loan, 4.50%, Maturing December 9, 2020		2,328	$2,095,065
AVSC Holding Corp.
Term Loan, 4.50%, Maturing January 24, 2021		423	420,937
BakerCorp International, Inc.
Term Loan, 4.25%, Maturing February 14, 2020		1,302	1,265,296
Brickman Group Ltd. LLC
Term Loan, 4.00%, Maturing December 18, 2020		819	805,128
Brock Holdings III, Inc.
Term Loan, 6.00%, Maturing March 16, 2017		1,048	1,031,369
CCC Information Services, Inc.
Term Loan, 4.00%, Maturing December 20, 2019		418	411,689
Ceridian LLC
Term Loan, 4.12%, Maturing May 9, 2017		593	592,881
Term Loan, 4.50%, Maturing September 15, 2020		618	613,921
ClientLogic Corporation
Term Loan, 7.48%, Maturing January 30, 2017		1,567	1,519,701
Corporate Capital Trust, Inc.
Term Loan, 4.00%, Maturing May 15, 2019		945	945,817
CPM Acquisition Corp.
Term Loan, 6.25%, Maturing August 29, 2017		471	470,900
Term Loan - Second Lien, 10.25%, Maturing March 1, 2018		1,000	1,015,000
Crossmark Holdings, Inc.
Term Loan, 4.50%, Maturing December 20, 2019		469	458,675
Education Management LLC
Term Loan, 9.25%, Maturing March 29, 2018(8)		2,069	941,180
EIG Investors Corp.
Term Loan, 5.00%, Maturing November 9, 2019		2,386	2,385,900
Emdeon Business Services, LLC
Term Loan, 3.75%, Maturing November 2, 2018		1,419	1,408,285
Expert Global Solutions, Inc.
Term Loan, 8.50%, Maturing April 3, 2018		643	642,319
Extreme Reach, Inc.
Term Loan, 6.75%, Maturing February 10, 2020		739	740,680
Garda World Security Corporation
Term Loan, 3.98%, Maturing November 6, 2020	CAD	1,358	1,178,885
Term Loan, 4.00%, Maturing November 6, 2020		111	108,560
Term Loan, 4.00%, Maturing November 6, 2020		434	424,370
Genpact International, Inc.
Term Loan, 3.50%, Maturing August 30, 2019		1,572	1,568,170
IG Investment Holdings, LLC
Term Loan, 5.25%, Maturing October 31, 2019		1,406	1,405,052
IMS Health Incorporated
Term Loan, 3.50%, Maturing March 17, 2021		1,957	1,934,090

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
Information Resources, Inc.
Term Loan, 4.75%, Maturing September 30, 2020		1,188	$1,186,515
ION Trading Technologies S.a.r.l.
Term Loan, 4.50%, Maturing June 10, 2021	EUR	1,247	1,555,881
Term Loan - Second Lien, 7.25%, Maturing May 15, 2022		1,000	987,500
KAR Auction Services, Inc.
Term Loan, 3.50%, Maturing March 11, 2021		2,710	2,687,268
Kronos Incorporated
Term Loan, 4.50%, Maturing October 30, 2019		2,391	2,383,534
Term Loan - Second Lien, 9.75%, Maturing April 30, 2020		1,073	1,103,716
Language Line, LLC
Term Loan, 6.25%, Maturing June 20, 2016		1,352	1,351,020
MCS AMS Sub-Holdings LLC
Term Loan, 7.00%, Maturing October 15, 2019		1,015	918,151
Monitronics International Inc.
Term Loan, 4.25%, Maturing March 23, 2018		1,174	1,171,885
PGX Holdings, Inc.
Term Loan, 6.25%, Maturing September 29, 2020		575	573,562
Quintiles Transnational Corporation
Term Loan, 3.75%, Maturing June 8, 2018		5,440	5,399,558
RCS Capital Corporation
Term Loan, 6.50%, Maturing April 29, 2019		1,037	1,028,450
Term Loan - Second Lien, 10.50%, Maturing April 29, 2021		500	500,000
Sensus USA Inc.
Term Loan, 4.50%, Maturing May 9, 2017		651	635,108
ServiceMaster Company
Term Loan, 4.25%, Maturing July 1, 2021		2,425	2,406,286
SGS Cayman, L.P.
Term Loan, 6.00%, Maturing April 23, 2021		203	203,493
SunGard Data Systems, Inc.
Term Loan, 3.90%, Maturing February 28, 2017		887	884,304
Term Loan, 4.00%, Maturing March 8, 2020		5,622	5,604,835
Sutherland Global Services Inc.
Term Loan, 6.00%, Maturing April 23, 2021		872	874,195
TNS, Inc.
Term Loan, 5.00%, Maturing February 14, 2020		1,016	1,020,837
TransUnion, LLC
Term Loan, 4.00%, Maturing April 9, 2021		4,179	4,124,151
Travelport Finance (Luxembourg) S.a.r.l.
Term Loan, 6.00%, Maturing September 2, 2021		1,200	1,198,050
U.S. Security Holdings, Inc.
Term Loan, 6.00%, Maturing July 28, 2017		115	114,356
Term Loan, 6.00%, Maturing July 28, 2017		589	584,210

7	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
WASH Multifamily Laundry Systems, LLC
Term Loan, 4.50%, Maturing February 21, 2019		320	$316,924
West Corporation
Term Loan, 3.25%, Maturing June 30, 2018		3,217	3,174,380
Zebra Technologies Corporation
Term Loan, 4.75%, Maturing September 30, 2021		2,125	2,143,594

			$71,869,110

Cable and Satellite Television — 4.9%
Atlantic Broadband Finance, LLC
Term Loan, 3.25%, Maturing December 2, 2019		762	$753,306
Cequel Communications, LLC
Term Loan, 3.50%, Maturing February 14, 2019		2,151	2,131,097
Charter Communications Operating, LLC
Term Loan, 3.00%, Maturing July 1, 2020		1,333	1,314,517
Crown Media Holdings, Inc.
Term Loan, 4.00%, Maturing July 14, 2018		299	297,532
CSC Holdings, Inc.
Term Loan, 2.65%, Maturing April 17, 2020		921	903,436
ION Media Networks, Inc.
Term Loan, 5.00%, Maturing December 18, 2020		1,514	1,521,604
MCC Iowa LLC
Term Loan, 3.25%, Maturing January 29, 2021		988	968,572
Term Loan, 3.75%, Maturing June 30, 2021		873	859,306
Mediacom Illinois, LLC
Term Loan, 3.13%, Maturing October 23, 2017		790	785,494
Term Loan, 3.75%, Maturing June 30, 2021		500	494,271
Numericable U.S. LLC
Term Loan, 4.50%, Maturing May 21, 2020		1,044	1,047,288
Term Loan, 4.50%, Maturing May 21, 2020		1,206	1,210,547
Sterling Entertainment Enterprises, LLC
Term Loan, 3.16%, Maturing December 28, 2017		735	708,540
UPC Financing Partnership
Term Loan, 3.76%, Maturing March 31, 2021	EUR	3,972	4,980,938
Virgin Media Bristol LLC
Term Loan, 3.50%, Maturing June 7, 2020		5,075	5,014,734
Virgin Media Investment Holdings Limited
Term Loan, 4.25%, Maturing June 30, 2023	GBP	1,475	2,346,470
Ziggo B.V.
Term Loan, 3.00%, Maturing January 15, 2022(4)	EUR	31	38,029
Term Loan, 3.00%, Maturing January 15, 2022(4)	EUR	445	550,147
Term Loan, 3.00%, Maturing January 15, 2022(4)	EUR	629	778,319
Term Loan, 3.50%, Maturing January 15, 2022	EUR	33	40,564
Term Loan, 3.50%, Maturing January 15, 2022	EUR	352	434,794

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)
Ziggo B.V. (continued)
Term Loan, 3.50%, Maturing January 15, 2022	EUR	561	$693,388

			$27,872,893

Chemicals and Plastics — 6.5%
Allnex (Luxembourg) & Cy S.C.A.
Term Loan, 4.50%, Maturing October 3, 2019		276	$275,250
Allnex USA, Inc.
Term Loan, 4.50%, Maturing October 3, 2019		143	142,814
Arysta LifeScience SPC, LLC
Term Loan, 4.50%, Maturing May 29, 2020		2,296	2,293,423
Axalta Coating Systems US Holdings Inc.
Term Loan, 3.75%, Maturing February 1, 2020		3,776	3,721,806
AZ Chem US Inc.
Term Loan, 4.50%, Maturing June 12, 2021		670	670,413
ECO Services Operations LLC
Term Loan, Maturing October 8, 2021(2)		400	399,250
Emerald Performance Materials, LLC
Term Loan, 4.50%, Maturing August 1, 2021		525	517,781
Term Loan - Second Lien, 7.75%, Maturing August 1, 2022		550	542,667
Flint Group GmbH
Term Loan, Maturing September 7, 2021(2)		149	145,974
Flint Group US LLC
Term Loan, Maturing September 7, 2021(2)		901	883,026
Gemini HDPE LLC
Term Loan, 4.75%, Maturing August 7, 2021		1,945	1,937,024
Huntsman International, LLC
Term Loan, 3.75%, Maturing August 12, 2021		2,000	1,983,726
Ineos US Finance LLC
Term Loan, 3.75%, Maturing May 4, 2018		4,133	4,080,087
Kronos Worldwide Inc.
Term Loan, 4.75%, Maturing February 18, 2020		299	298,500
MacDermid, Inc.
Term Loan, 4.00%, Maturing June 7, 2020		1,315	1,288,596
Minerals Technologies Inc.
Term Loan, 4.00%, Maturing May 9, 2021		1,957	1,946,511
OEP Pearl Dutch Acquisition B.V.
Term Loan, 6.50%, Maturing March 30, 2018		88	88,691
Omnova Solutions Inc.
Term Loan, 4.25%, Maturing May 31, 2018		963	952,875
Orion Engineered Carbons GmbH
Term Loan, 5.00%, Maturing July 25, 2021		575	577,156
Term Loan, 5.00%, Maturing July 25, 2021	EUR	975	1,228,694

8	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
OXEA Finance LLC
Term Loan, 4.25%, Maturing January 15, 2020		693	$677,407
Term Loan - Second Lien, 8.25%, Maturing July 15, 2020		1,000	972,800
Polarpak Inc.
Term Loan, 4.50%, Maturing June 5, 2020		805	795,840
PQ Corporation
Term Loan, 4.00%, Maturing August 7, 2017		1,154	1,144,336
Solenis International, LP
Term Loan, 4.50%, Maturing July 2, 2021	EUR	975	1,227,167
Term Loan, 4.25%, Maturing July 31, 2021		300	294,563
Sonneborn LLC
Term Loan, 6.50%, Maturing March 30, 2018		501	502,580
Tronox Pigments (Netherlands) B.V.
Term Loan, 4.00%, Maturing March 19, 2020		2,982	2,956,494
Univar Inc.
Term Loan, 5.00%, Maturing June 30, 2017		3,544	3,526,718
WNA Holdings Inc.
Term Loan, 4.50%, Maturing June 7, 2020		574	568,015

			$36,640,184

Conglomerates — 1.5%
Bestway UK Holdco Limited
Term Loan, 5.31%, Maturing September 30, 2021	GBP	2,000	$3,216,732
RGIS Services, LLC
Term Loan, 5.50%, Maturing October 18, 2017		2,835	2,700,159
Spectrum Brands Europe GmbH
Term Loan, 3.75%, Maturing September 4, 2019	EUR	968	1,215,437
Spectrum Brands, Inc.
Term Loan, 3.50%, Maturing September 4, 2019		1,040	1,033,653

			$8,165,981

Containers and Glass Products — 1.5%
Berry Plastics Holding Corporation
Term Loan, 3.50%, Maturing February 8, 2020		2,142	$2,101,537
Term Loan, 3.75%, Maturing January 6, 2021		672	661,481
Crown Americas, LLC
Term Loan, Maturing October 22, 2021(2)		1,525	1,532,308
Libbey Glass Inc.
Term Loan, 3.75%, Maturing April 9, 2021		399	394,761
Pelican Products, Inc.
Term Loan, 5.25%, Maturing April 10, 2020		373	371,482
Reynolds Group Holdings Inc.
Term Loan, 4.00%, Maturing December 1, 2018		2,849	2,837,773

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Containers and Glass Products (continued)
TricorBraun, Inc.
Term Loan, 4.00%, Maturing May 3, 2018	594	$588,209

		$8,487,551

Cosmetics / Toiletries — 0.7%
Prestige Brands, Inc.
Term Loan, 4.13%, Maturing January 31, 2019	195	$195,198
Term Loan, 4.50%, Maturing September 3, 2021	650	652,302
Revlon Consumer Products Corporation
Term Loan, 4.00%, Maturing October 8, 2019	1,216	1,203,147
Sun Products Corporation (The)
Term Loan, 5.50%, Maturing March 23, 2020	2,126	1,913,804

		$3,964,451

Drugs — 2.4%
Alkermes, Inc.
Term Loan, 3.50%, Maturing September 18, 2019	368	$363,432
Auxilium Pharmaceuticals, Inc.
Term Loan, 6.25%, Maturing April 26, 2017	703	706,888
Endo Luxembourg Finance Company I S.a.r.l.
Term Loan, 3.25%, Maturing February 28, 2021	398	394,020
Ikaria, Inc.
Term Loan, 5.00%, Maturing February 12, 2021	777	778,410
Term Loan - Second Lien, 8.75%, Maturing February 14, 2022	500	504,584
Par Pharmaceutical Companies, Inc.
Term Loan, 4.00%, Maturing September 30, 2019	1,878	1,848,399
Valeant Pharmaceuticals International, Inc.
Term Loan, 3.50%, Maturing February 13, 2019	1,593	1,581,797
Term Loan, 3.50%, Maturing December 11, 2019	2,561	2,540,855
Term Loan, 3.50%, Maturing August 5, 2020	3,125	3,105,540
VWR Funding, Inc.
Term Loan, 3.40%, Maturing April 3, 2017	1,838	1,823,894

		$13,647,819

Ecological Services and Equipment — 0.8%
ADS Waste Holdings, Inc.
Term Loan, 3.75%, Maturing October 9, 2019	3,886	$3,807,113
EnergySolutions, LLC
Term Loan, 6.75%, Maturing May 29, 2020	848	854,940

		$4,662,053

9	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical — 11.5%
Allflex Holdings III, Inc.
Term Loan, 4.25%, Maturing July 17, 2020	644	$631,434
Answers Corporation
Term Loan, 6.25%, Maturing September 23, 2021	1,100	1,067,000
Attachmate Corporation
Term Loan, 7.25%, Maturing November 22, 2017	2,869	2,872,940
Term Loan - Second Lien, 11.00%, Maturing November 22, 2018	1,000	1,015,625
Avago Technologies Cayman Ltd.
Term Loan, 3.75%, Maturing May 6, 2021	6,185	6,173,454
Blue Coat Systems, Inc.
Term Loan - Second Lien, 9.50%, Maturing June 28, 2020	825	827,063
Campaign Monitor Finance Pty Limited
Term Loan, 6.25%, Maturing March 18, 2021	721	714,161
Carros Finance Luxembourg S.a.r.l.
Term Loan, 4.50%, Maturing September 30, 2021	350	350,292
Cinedigm Digital Funding I, LLC
Term Loan, 3.75%, Maturing February 28, 2018	340	339,726
CompuCom Systems, Inc.
Term Loan, 4.25%, Maturing May 11, 2020	1,216	1,159,373
Dealertrack Technologies, Inc.
Term Loan, 3.50%, Maturing February 28, 2021	477	471,147
Dell Inc.
Term Loan, 4.50%, Maturing April 29, 2020	8,367	8,390,034
Eagle Parent, Inc.
Term Loan, 4.00%, Maturing May 16, 2018	3,393	3,373,497
Entegris, Inc.
Term Loan, 3.50%, Maturing April 30, 2021	472	457,429
Excelitas Technologies Corp.
Term Loan, 6.00%, Maturing October 31, 2020	833	834,136
FIDJI Luxembourg (BC4) S.a.r.l.
Term Loan, 6.25%, Maturing December 24, 2020	780	783,900
Freescale Semiconductor, Inc.
Term Loan, 4.25%, Maturing February 28, 2020	1,864	1,841,735
Go Daddy Operating Company, LLC
Term Loan, 4.75%, Maturing May 13, 2021	4,534	4,520,358
Hyland Software, Inc.
Term Loan, 4.75%, Maturing February 19, 2021	494	494,018
Infor (US), Inc.
Term Loan, 3.75%, Maturing June 3, 2020	5,239	5,166,552
M/A-COM Technology Solutions Holdings, Inc.
Term Loan, 4.50%, Maturing May 7, 2021	524	523,688
Magic Newco LLC
Term Loan, 5.00%, Maturing December 12, 2018	1,372	1,375,275

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
MH Sub I, LLC
Term Loan, 4.00%, Maturing July 8, 2021(4)	57	$56,827
Term Loan, 5.00%, Maturing July 8, 2021	816	814,153
Microsemi Corporation
Term Loan, 3.25%, Maturing February 19, 2020	1,254	1,237,374
Orbotech, Inc.
Term Loan, 5.00%, Maturing August 6, 2020	450	444,375
Renaissance Learning, Inc.
Term Loan, 4.50%, Maturing April 9, 2021	697	686,053
Term Loan - Second Lien, 8.00%, Maturing April 11, 2022	225	220,500
Rocket Software, Inc.
Term Loan, 5.75%, Maturing February 8, 2018	1,198	1,197,172
Term Loan - Second Lien, 10.25%, Maturing February 8, 2019	750	755,156
RP Crown Parent, LLC
Term Loan, 6.00%, Maturing December 21, 2018	4,553	4,426,556
SGMS Escrow Corp.
Term Loan, 6.00%, Maturing October 1, 2021	850	833,664
Shield Finance Co. S.a.r.l.
Term Loan, 5.00%, Maturing January 29, 2021	697	696,500
Sirius Computer Solutions, Inc.
Term Loan, 7.00%, Maturing November 30, 2018	451	456,229
SkillSoft Corporation
Term Loan, 5.75%, Maturing April 28, 2021	2,195	2,168,669
Smart Technologies ULC
Term Loan, 10.50%, Maturing January 31, 2018	601	598,244
Sophia, L.P.
Term Loan, 4.00%, Maturing July 19, 2018	1,244	1,235,175
SunEdison Semiconductor B.V.
Term Loan, 6.50%, Maturing May 22, 2019	848	837,277
SurveyMonkey.com, LLC
Term Loan, 5.50%, Maturing February 5, 2019	531	531,870
Sybil Software LLC
Term Loan, 4.75%, Maturing March 20, 2020	926	924,321
Vantiv, LLC
Term Loan, 3.75%, Maturing June 13, 2021	898	891,910
Vertafore, Inc.
Term Loan, 4.25%, Maturing October 3, 2019	968	963,464
Wall Street Systems Delaware, Inc.
Term Loan, 4.50%, Maturing April 30, 2021	1,503	1,495,242

		$64,853,568

10	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Equipment Leasing — 0.9%
Delos Finance S.a.r.l.
Term Loan, 3.50%, Maturing March 6, 2021	2,450	$2,441,119
Flying Fortress Inc.
Term Loan, 3.50%, Maturing June 30, 2017	2,792	2,786,432

		$5,227,551

Financial Intermediaries — 5.5%
Armor Holding II LLC
Term Loan, 5.75%, Maturing June 26, 2020	997	$989,006
Term Loan - Second Lien, 10.25%, Maturing December 11, 2020	1,000	990,000
Citco Funding LLC
Term Loan, 4.25%, Maturing June 29, 2018	2,014	2,001,315
Clipper Acquisitions Corp.
Term Loan, 3.00%, Maturing February 6, 2020	540	527,230
First Data Corporation
Term Loan, 3.65%, Maturing March 23, 2018	4,961	4,922,033
Term Loan, 3.65%, Maturing September 24, 2018	1,875	1,860,353
Grosvenor Capital Management Holdings, LLP
Term Loan, 3.75%, Maturing January 4, 2021	1,216	1,191,496
Guggenheim Partners, LLC
Term Loan, 4.25%, Maturing July 22, 2020	1,340	1,333,539
Hamilton Lane Advisors, LLC
Term Loan, 4.00%, Maturing February 28, 2018	515	508,435
Harbourvest Partners, LLC
Term Loan, 3.25%, Maturing February 4, 2021	819	802,463
Home Loan Servicing Solutions, Ltd.
Term Loan, 4.50%, Maturing June 19, 2020	1,062	1,000,841
LPL Holdings, Inc.
Term Loan, 3.25%, Maturing March 29, 2019	3,762	3,717,288
Medley LLC
Term Loan, 6.50%, Maturing June 15, 2019	497	494,108
MIP Delaware, LLC
Term Loan, 4.00%, Maturing March 9, 2020	577	576,281
Moneygram International, Inc.
Term Loan, 4.25%, Maturing March 27, 2020	419	392,461
NXT Capital, Inc.
Term Loan, 6.25%, Maturing September 4, 2018	124	123,439
Term Loan, 6.25%, Maturing September 4, 2018	743	736,931
Ocwen Financial Corporation
Term Loan, 5.00%, Maturing February 15, 2018	3,227	3,118,526
Oz Management LP
Term Loan, 1.65%, Maturing November 15, 2016	1,292	1,239,083

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)
Sesac Holdco II, LLC
Term Loan, 5.00%, Maturing February 8, 2019		989	$986,184
Starwood Property Trust, Inc.
Term Loan, 3.50%, Maturing April 17, 2020		271	265,119
Walker & Dunlop, Inc.
Term Loan, 5.25%, Maturing December 11, 2020		645	641,899
Walter Investment Management Corp.
Term Loan, 4.75%, Maturing December 11, 2020		2,416	2,289,579

			$30,707,609

Food Products — 6.7%
AdvancePierre Foods, Inc.
Term Loan, 5.75%, Maturing July 10, 2017		3,644	$3,630,406
American Seafoods Group LLC
Term Loan, 4.50%, Maturing March 18, 2018		572	546,030
Big Heart Pet Brands
Term Loan, 3.50%, Maturing March 8, 2020		3,413	3,290,763
Blue Buffalo Company, Ltd.
Term Loan, 3.75%, Maturing August 8, 2019		1,274	1,266,987
Charger OpCo B.V.
Term Loan, 3.50%, Maturing June 30, 2021	EUR	725	902,363
Term Loan, 3.50%, Maturing July 23, 2021		2,175	2,147,812
Clearwater Seafoods Limited Partnership
Term Loan, 4.75%, Maturing June 24, 2019		938	938,906
CSM Bakery Solutions LLC
Term Loan, 5.00%, Maturing July 3, 2020		1,037	1,029,536
Del Monte Foods, Inc.
Term Loan, 4.25%, Maturing February 18, 2021		1,468	1,381,452
Diamond Foods, Inc.
Term Loan, 4.25%, Maturing August 20, 2018		199	197,011
Dole Food Company Inc.
Term Loan, 4.50%, Maturing November 1, 2018		1,346	1,343,550
H.J. Heinz Company
Term Loan, 3.50%, Maturing June 5, 2020		8,369	8,327,217
High Liner Foods Incorporated
Term Loan, 4.25%, Maturing April 24, 2021		846	836,235
JBS USA Holdings Inc.
Term Loan, 3.75%, Maturing May 25, 2018		862	851,255
Term Loan, 3.75%, Maturing September 18, 2020		1,559	1,545,100
NBTY, Inc.
Term Loan, 3.50%, Maturing October 1, 2017		5,409	5,306,229
Pinnacle Foods Finance LLC
Term Loan, 3.25%, Maturing April 29, 2020		693	680,872
Term Loan, 3.25%, Maturing April 29, 2020		3,265	3,208,001

11	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Products (continued)
Post Holdings Inc.
Term Loan, 3.75%, Maturing June 2, 2021		574	$571,451

			$38,001,176

Food Service — 4.1%
Aramark Services, Inc.
Term Loan, 3.66%, Maturing July 26, 2016		169	$167,780
Term Loan, 3.66%, Maturing July 26, 2016		304	301,833
ARG IH Corporation
Term Loan, 4.75%, Maturing November 15, 2020		273	272,639
Buffets, Inc.
Term Loan, 0.11%, Maturing April 22, 2015(3)		92	73,465
Burger King Corporation
Term Loan, 3.75%, Maturing September 28, 2019		2,205	2,204,301
Term Loan - Second Lien, Maturing September 4, 2015(2)		1,080	1,079,892
CEC Entertainment Concepts, L.P.
Term Loan, 4.25%, Maturing February 14, 2021		721	699,133
Centerplate, Inc.
Term Loan, 4.75%, Maturing November 26, 2019		468	464,208
Darling International Inc.
Term Loan, 3.50%, Maturing January 6, 2021	EUR	970	1,213,281
Dunkin’ Brands, Inc.
Term Loan, 3.25%, Maturing February 7, 2021		2,987	2,935,930
Landry’s, Inc.
Term Loan, 4.00%, Maturing April 24, 2018		2,320	2,316,074
NPC International, Inc.
Term Loan, 4.00%, Maturing December 28, 2018		658	630,155
P.F. Chang’s China Bistro Inc.
Term Loan, 4.25%, Maturing July 2, 2019		407	393,710
Seminole Hard Rock Entertainment, Inc.
Term Loan, 3.50%, Maturing May 14, 2020		272	267,942
US Foods, Inc.
Term Loan, 4.50%, Maturing March 31, 2019		4,913	4,905,650
Weight Watchers International, Inc.
Term Loan, 4.00%, Maturing April 2, 2020		6,821	5,298,554

			$23,224,547

Food / Drug Retailers — 3.6%
Albertson’s Holdings LLC
Term Loan, 4.00%, Maturing August 25, 2019		2,250	$2,248,360
Term Loan, 4.50%, Maturing August 25, 2021		900	901,187
Albertson’s, LLC
Term Loan, 4.75%, Maturing March 21, 2019		2,328	2,325,514

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Food / Drug Retailers (continued)
General Nutrition Centers, Inc.
Term Loan, 3.25%, Maturing March 4, 2019	5,096	$4,984,991
New Albertson’s, Inc.
Term Loan, 4.75%, Maturing June 27, 2021	2,050	2,029,500
Pantry, Inc. (The)
Term Loan, 4.75%, Maturing August 2, 2019	417	418,062
Rite Aid Corporation
Term Loan, 3.50%, Maturing February 21, 2020	2,296	2,277,847
Term Loan - Second Lien, 5.75%, Maturing August 21, 2020	450	453,187
Supervalu Inc.
Term Loan, 4.50%, Maturing March 21, 2019	4,797	4,738,888

		$20,377,536

Health Care — 14.9%
Akorn, Inc.
Term Loan, 4.50%, Maturing April 16, 2021	1,050	$1,045,178
Alere, Inc.
Term Loan, 4.25%, Maturing June 30, 2017	3,326	3,318,164
Alliance Healthcare Services, Inc.
Term Loan, 4.25%, Maturing June 3, 2019	1,234	1,219,721
Amneal Pharmaceuticals LLC
Term Loan, 4.75%, Maturing November 1, 2019	968	967,525
Amsurg Corp.
Term Loan, 3.75%, Maturing July 16, 2021	599	594,697
Ardent Medical Services, Inc.
Term Loan, 6.75%, Maturing July 2, 2018	2,790	2,800,176
ATI Holdings, Inc.
Term Loan, 5.00%, Maturing December 20, 2019	442	442,678
Biomet Inc.
Term Loan, 3.65%, Maturing July 25, 2017	5,487	5,476,804
BSN Medical Inc.
Term Loan, 4.00%, Maturing August 28, 2019	569	567,811
CeramTec Acquisition Corporation
Term Loan, 4.25%, Maturing August 28, 2020	33	32,930
CHG Healthcare Services Inc.
Term Loan, 4.25%, Maturing November 19, 2019	835	831,187
Community Health Systems, Inc.
Term Loan, 4.25%, Maturing January 27, 2021	7,411	7,427,331
Convatec Inc.
Term Loan, 4.00%, Maturing December 22, 2016	1,366	1,358,590
CPI Buyer, LLC
Term Loan, 5.50%, Maturing August 18, 2021	1,025	1,014,750
DaVita HealthCare Partners, Inc.
Term Loan, 3.50%, Maturing June 24, 2021	3,217	3,190,800

12	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)
DJO Finance LLC
Term Loan, 4.25%, Maturing September 15, 2017		576	$574,643
Envision Healthcare Corporation
Term Loan, 4.00%, Maturing May 25, 2018		1,998	1,986,308
Faenza Acquisition GmbH
Term Loan, 4.25%, Maturing August 28, 2020		100	99,977
Term Loan, 4.25%, Maturing August 31, 2020		334	332,113
Gentiva Health Services, Inc.
Term Loan, 6.50%, Maturing October 18, 2019		3,384	3,395,051
Grifols Worldwide Operations USA, Inc.
Term Loan, 3.15%, Maturing February 27, 2021		4,726	4,670,929
Iasis Healthcare LLC
Term Loan, 4.50%, Maturing May 3, 2018		1,617	1,618,405
inVentiv Health, Inc.
Term Loan, 7.75%, Maturing May 15, 2018		1,007	1,001,264
Term Loan, 7.75%, Maturing May 15, 2018		2,383	2,361,197
JLL/Delta Dutch Newco B.V.
Term Loan, 4.25%, Maturing March 11, 2021		873	850,369
Term Loan, 4.50%, Maturing March 11, 2021	EUR	299	373,880
Kindred Healthcare, Inc.
Term Loan, 4.00%, Maturing April 9, 2021		1,496	1,483,158
Kinetic Concepts, Inc.
Term Loan, 4.00%, Maturing May 4, 2018		4,485	4,459,403
LHP Hospital Group, Inc.
Term Loan, 9.00%, Maturing July 3, 2018		1,889	1,817,819
Mallinckrodt International Finance S.A.
Term Loan, 3.50%, Maturing March 19, 2021		1,125	1,116,161
Term Loan, 3.50%, Maturing March 19, 2021		1,517	1,505,318
MedAssets, Inc.
Term Loan, 4.00%, Maturing December 13, 2019		360	357,361
Millennium Laboratories, Inc.
Term Loan, 5.25%, Maturing April 16, 2021		4,090	4,097,418
MMM Holdings, Inc.
Term Loan, 9.75%, Maturing December 12, 2017		577	572,785
MSO of Puerto Rico, Inc.
Term Loan, 9.75%, Maturing December 12, 2017		420	415,377
National Mentor Holdings, Inc.
Term Loan, 4.75%, Maturing January 31, 2021		522	519,110
Onex Carestream Finance LP
Term Loan, 5.00%, Maturing June 7, 2019		2,705	2,712,049
Opal Acquisition, Inc.
Term Loan, 5.00%, Maturing November 27, 2020		1,638	1,636,091
Ortho-Clinical Diagnostics, Inc.
Term Loan, 4.75%, Maturing June 30, 2021		3,117	3,085,043

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
Pharmaceutical Product Development LLC
Term Loan, 4.00%, Maturing December 5, 2018	1,891	$1,880,201
PRA Holdings, Inc.
Term Loan, 4.50%, Maturing September 23, 2020	1,262	1,249,627
Radnet Management, Inc.
Term Loan, 4.28%, Maturing October 10, 2018	1,736	1,718,204
RegionalCare Hospital Partners, Inc.
Term Loan, 6.00%, Maturing April 19, 2019	1,421	1,424,103
Sage Products Holdings III, LLC
Term Loan, 4.25%, Maturing December 13, 2019	433	431,842
Salix Pharmaceuticals, Ltd.
Term Loan, 4.25%, Maturing January 2, 2020	674	674,292
Select Medical Corporation
Term Loan, 3.75%, Maturing June 1, 2018	1,150	1,141,375
Steward Health Care System LLC
Term Loan, 6.75%, Maturing April 12, 2020	346	343,249
TriZetto Corporation
Term Loan, 4.75%, Maturing May 2, 2018	1,387	1,387,502
Truven Health Analytics Inc.
Term Loan, 4.50%, Maturing June 6, 2019	1,617	1,582,740
U.S. Renal Care, Inc.
Term Loan, 4.25%, Maturing July 3, 2019	796	791,450

		$83,954,156

Home Furnishings — 0.5%
Interline Brands, Inc.
Term Loan, 4.00%, Maturing March 17, 2021	224	$219,164
Serta Simmons Holdings, LLC
Term Loan, 4.25%, Maturing October 1, 2019	1,537	1,525,095
Tempur-Pedic International Inc.
Term Loan, 3.50%, Maturing March 18, 2020	1,229	1,214,296

		$2,958,555

Industrial Equipment — 3.9%
Alliance Laundry Systems LLC
Term Loan, 4.25%, Maturing December 10, 2018	308	$305,537
Apex Tool Group, LLC
Term Loan, 4.50%, Maturing January 31, 2020	714	678,419
Delachaux S.A.
Term Loan, Maturing September 25, 2021(2)	575	577,156
Doosan Infracore International, Inc.
Term Loan, 4.50%, Maturing May 28, 2021	1,097	1,099,535
Filtration Group Corporation
Term Loan - Second Lien, 8.25%, Maturing November 21, 2021	1,000	999,688

13	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)
Gardner Denver, Inc.
Term Loan, 4.25%, Maturing July 30, 2020		1,832	$1,806,826
Term Loan, 4.75%, Maturing July 30, 2020	EUR	396	496,691
Husky Injection Molding Systems Ltd.
Term Loan, 4.25%, Maturing June 30, 2021		2,789	2,746,205
Term Loan - Second Lien, 7.25%, Maturing June 30, 2022		675	661,500
Milacron LLC
Term Loan, 4.00%, Maturing March 30, 2020		518	505,435
NN, Inc.
Term Loan, 6.00%, Maturing August 27, 2021		675	672,891
Paladin Brands Holding, Inc.
Term Loan, 6.75%, Maturing August 16, 2019		713	712,785
Rexnord LLC
Term Loan, 4.00%, Maturing August 21, 2020		4,579	4,518,654
Signode Industrial Group US Inc.
Term Loan, 4.00%, Maturing May 1, 2021		1,246	1,225,680
Spansion LLC
Term Loan, 3.75%, Maturing December 19, 2019		1,007	991,189
STS Operating, Inc.
Term Loan, 4.75%, Maturing February 21, 2021		299	298,173
Tank Holding Corp.
Term Loan, 4.25%, Maturing July 9, 2019		788	778,499
Terex Corporation
Term Loan, 4.00%, Maturing July 31, 2021	EUR	1,575	1,980,497
Unifrax Corporation
Term Loan, 4.25%, Maturing November 28, 2018		331	328,536
Virtuoso US LLC
Term Loan, 4.75%, Maturing February 11, 2021		423	419,571

			$21,803,467

Insurance — 4.5%
Alliant Holdings I, Inc.
Term Loan, 4.25%, Maturing December 20, 2019		1,919	$1,892,877
AmWINS Group, LLC
Term Loan, 5.00%, Maturing September 6, 2019		4,747	4,745,772
Applied Systems, Inc.
Term Loan, 4.25%, Maturing January 25, 2021		844	836,243
Asurion LLC
Term Loan, 5.00%, Maturing May 24, 2019		8,428	8,440,329
Term Loan, 4.25%, Maturing July 8, 2020		963	950,627
Term Loan - Second Lien, 8.50%, Maturing March 3, 2021		1,025	1,043,899
CGSC of Delaware Holding Corporation
Term Loan, 5.00%, Maturing April 16, 2020		469	424,502

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Insurance (continued)
Cunningham Lindsey U.S. Inc.
Term Loan, 5.00%, Maturing December 10, 2019	885	$867,108
Term Loan - Second Lien, 9.25%, Maturing June 10, 2020	1,000	1,002,188
Hub International Limited
Term Loan, 4.25%, Maturing October 2, 2020	2,797	2,761,161
USI, Inc.
Term Loan, 4.25%, Maturing December 27, 2019	2,362	2,337,974

		$25,302,680

Leisure Goods / Activities / Movies — 5.1%
Bally Technologies, Inc.
Term Loan, 4.25%, Maturing November 25, 2020	988	$985,687
Bombardier Recreational Products, Inc.
Term Loan, 4.00%, Maturing January 30, 2019	3,225	3,174,591
Bright Horizons Family Solutions, Inc.
Term Loan, 3.75%, Maturing January 30, 2020	884	873,474
ClubCorp Club Operations, Inc.
Term Loan, 4.50%, Maturing July 24, 2020	2,928	2,906,942
Dave & Buster’s, Inc.
Term Loan, 4.50%, Maturing July 25, 2020	142	141,774
Emerald Expositions Holding, Inc.
Term Loan, 4.75%, Maturing June 17, 2020	1,020	1,020,413
Equinox Holdings, Inc.
Term Loan, 4.25%, Maturing January 31, 2020	2,527	2,504,587
Fender Musical Instruments Corporation
Term Loan, 5.75%, Maturing April 3, 2019	420	418,399
Kasima, LLC
Term Loan, 3.25%, Maturing May 17, 2021	946	937,452
Live Nation Entertainment, Inc.
Term Loan, 3.50%, Maturing August 17, 2020	2,546	2,515,765
Nord Anglia Education Finance LLC
Term Loan, 4.50%, Maturing March 31, 2021	1,471	1,458,438
Sabre, Inc.
Term Loan, 4.00%, Maturing February 19, 2019	1,179	1,163,231
SeaWorld Parks & Entertainment, Inc.
Term Loan, 3.00%, Maturing May 14, 2020	2,779	2,666,550
Sonifi Solutions, Inc.
Term Loan, 6.75%, Maturing March 31, 2018(3)	1,036	72,514
SRAM, LLC
Term Loan, 4.01%, Maturing April 10, 2020	1,744	1,717,406
Town Sports International Inc.
Term Loan, 4.50%, Maturing November 16, 2020	1,241	1,033,854

14	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)
US Finco LLC
Term Loan, 4.00%, Maturing May 29, 2020		469	$460,854
Term Loan - Second Lien, 8.25%, Maturing November 30, 2020		1,000	995,000
WMG Acquisition Corp.
Term Loan, 3.75%, Maturing July 1, 2020		1,045	1,013,382
Zuffa LLC
Term Loan, 3.75%, Maturing February 25, 2020		2,849	2,783,967

			$28,844,280

Lodging and Casinos — 5.3%
Affinity Gaming, LLC
Term Loan, 5.25%, Maturing November 9, 2017		388	$388,495
Amaya Holdings B.V.
Term Loan, 5.00%, Maturing August 1, 2021		2,725	2,707,969
Term Loan - Second Lien, 8.00%, Maturing August 1, 2022		750	758,125
Boyd Gaming Corporation
Term Loan, 4.00%, Maturing August 14, 2020		471	467,636
Caesars Entertainment Operating Company
Term Loan, 6.99%, Maturing March 1, 2017		978	879,057
CityCenter Holdings, LLC
Term Loan, 4.25%, Maturing October 16, 2020		796	792,027
Four Seasons Holdings Inc.
Term Loan - Second Lien, 6.25%, Maturing December 27, 2020		3,577	3,603,717
Gala Group Ltd.
Term Loan, 5.51%, Maturing May 28, 2018	GBP	3,125	4,987,736
Golden Nugget, Inc.
Term Loan, 5.50%, Maturing November 21, 2019		141	142,757
Term Loan, 5.50%, Maturing November 21, 2019		330	333,100
Hilton Worldwide Finance, LLC
Term Loan, 3.50%, Maturing October 26, 2020		5,371	5,325,737
La Quinta Intermediate Holdings LLC
Term Loan, 4.00%, Maturing April 14, 2021		1,086	1,078,090
MGM Resorts International
Term Loan, 3.50%, Maturing December 20, 2019		2,456	2,430,536
Pinnacle Entertainment, Inc.
Term Loan, 3.75%, Maturing August 13, 2020		750	742,734
Playa Resorts Holding B.V.
Term Loan, 4.00%, Maturing August 6, 2019		495	488,813
RHP Hotel Properties, LP
Term Loan, 3.75%, Maturing January 15, 2021		673	669,385
Scientific Games International, Inc.
Term Loan, 4.25%, Maturing October 18, 2020		3,623	3,613,003

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Lodging and Casinos (continued)
Tropicana Entertainment Inc.
Term Loan, 4.00%, Maturing November 27, 2020	371	$364,753

		$29,773,670

Nonferrous Metals / Minerals — 2.6%
Alpha Natural Resources, LLC
Term Loan, 3.50%, Maturing May 22, 2020	1,773	$1,545,466
Arch Coal Inc.
Term Loan, 6.25%, Maturing May 16, 2018	3,575	3,175,184
Fairmount Minerals Ltd.
Term Loan, 4.50%, Maturing September 5, 2019	2,030	2,025,695
Murray Energy Corporation
Term Loan, 5.25%, Maturing December 5, 2019	1,368	1,357,864
Noranda Aluminum Acquisition Corporation
Term Loan, 5.75%, Maturing February 28, 2019	999	975,015
Novelis, Inc.
Term Loan, 3.75%, Maturing March 10, 2017	2,628	2,606,849
Oxbow Carbon LLC
Term Loan, 4.25%, Maturing July 19, 2019	445	439,746
Term Loan - Second Lien, 8.00%, Maturing January 17, 2020	775	759,500
United Central Industrial Supply Company, L.L.C.
Term Loan - Second Lien, 12.50%, Maturing April 9, 2019	500	495,000
Walter Energy, Inc.
Term Loan, 7.25%, Maturing April 2, 2018	1,607	1,394,079

		$14,774,398

Oil and Gas — 6.2%
Ameriforge Group, Inc.
Term Loan, 5.00%, Maturing December 19, 2019	1,136	$1,132,094
Term Loan - Second Lien, 8.75%, Maturing December 19, 2020	2,800	2,814,000
Bronco Midstream Funding LLC
Term Loan, 5.00%, Maturing August 17, 2020	1,677	1,675,944
Citgo Petroleum Corporation
Term Loan, 4.50%, Maturing July 29, 2021	975	976,422
Crestwood Holdings LLC
Term Loan, 7.00%, Maturing June 19, 2019	1,854	1,854,963
Drillships Ocean Ventures Inc.
Term Loan, 5.50%, Maturing July 25, 2021	1,072	1,032,101
Fieldwood Energy LLC
Term Loan, 3.88%, Maturing September 28, 2018	1,040	1,019,539
Floatel International, Ltd.
Term Loan, 6.00%, Maturing June 27, 2020	2,220	2,157,198

15	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
MEG Energy Corp.
Term Loan, 3.75%, Maturing March 31, 2020	7,377	$7,264,493
Obsidian Natural Gas Trust
Term Loan, 7.00%, Maturing November 2, 2015	894	890,018
Paragon Offshore Finance Company
Term Loan, 3.75%, Maturing July 18, 2021	850	794,750
Ruby Western Pipeline Holdings, LLC
Term Loan, 3.50%, Maturing March 27, 2020	396	395,463
Samson Investment Company
Term Loan - Second Lien, 5.00%, Maturing September 25, 2018	1,850	1,720,500
Seadrill Partners Finco LLC
Term Loan, 4.00%, Maturing February 21, 2021	3,674	3,487,424
Seventy Seven Operating LLC
Term Loan, 3.75%, Maturing June 25, 2021	524	513,432
Sheridan Investment Partners II, L.P.
Term Loan, 4.25%, Maturing December 16, 2020	36	34,330
Term Loan, 4.25%, Maturing December 16, 2020	96	92,051
Term Loan, 4.25%, Maturing December 16, 2020	688	661,726
Sheridan Production Partners I, LLC
Term Loan, 4.25%, Maturing October 1, 2019	160	154,846
Term Loan, 4.25%, Maturing October 1, 2019	262	253,511
Term Loan, 4.25%, Maturing October 1, 2019	1,974	1,913,175
Tallgrass Operations, LLC
Term Loan, 4.25%, Maturing November 13, 2018	1,245	1,242,435
Tervita Corporation
Term Loan, 6.25%, Maturing May 15, 2018	3,099	3,014,002

		$35,094,417

Publishing — 4.0%
Advanstar Communications Inc.
Term Loan, 5.50%, Maturing April 29, 2019	763	$764,488
Ascend Learning, LLC
Term Loan, 6.00%, Maturing July 31, 2019	1,265	1,272,556
Getty Images, Inc.
Term Loan, 4.75%, Maturing October 18, 2019	5,441	5,137,060
Interactive Data Corporation
Term Loan, 4.75%, Maturing May 2, 2021	1,596	1,597,995
Laureate Education, Inc.
Term Loan, 5.00%, Maturing June 15, 2018	7,661	7,412,430
McGraw-Hill Global Education Holdings, LLC
Term Loan, 5.75%, Maturing March 22, 2019	695	697,800
Media General, Inc.
Term Loan, 4.25%, Maturing July 31, 2020	1,020	1,015,884

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Publishing (continued)
Merrill Communications, LLC
Term Loan, 5.75%, Maturing March 8, 2018	628	$631,090
Multi Packaging Solutions, Inc.
Term Loan, 4.25%, Maturing September 30, 2020	373	368,228
Nelson Education Ltd.
Term Loan, 6.75%, Maturing July 3, 2014(18)	431	357,043
Penton Media, Inc.
Term Loan, 5.50%, Maturing October 3, 2019	594	594,743
ProQuest LLC
Term Loan, Maturing October 24, 2021(2)	675	675,140
Rentpath, Inc.
Term Loan, 6.25%, Maturing May 29, 2020	1,037	1,038,819
Springer Science+Business Media Deutschland GmbH
Term Loan, 4.75%, Maturing August 16, 2021	1,114	1,107,274

		$22,670,550

Radio and Television — 2.8%
ALM Media Holdings, Inc.
Term Loan, 5.50%, Maturing July 31, 2020	425	$423,938
Block Communications, Inc.
Term Loan, Maturing October 21, 2021(2)	225	225,141
Clear Channel Communications, Inc.
Term Loan, 3.80%, Maturing January 29, 2016	10	9,481
Term Loan, 6.90%, Maturing January 30, 2019	1,132	1,072,108
Term Loan, 7.65%, Maturing July 30, 2019	364	352,726
Cumulus Media Holdings Inc.
Term Loan, 4.25%, Maturing December 23, 2020	4,245	4,190,797
Entercom Radio, LLC
Term Loan, 4.00%, Maturing November 23, 2018	384	384,267
Gray Television, Inc.
Term Loan, 3.75%, Maturing June 10, 2021	274	271,855
Hubbard Radio, LLC
Term Loan, 4.50%, Maturing April 29, 2019	734	730,786
LIN Television Corporation
Term Loan, 4.00%, Maturing December 21, 2018	508	505,863
Mission Broadcasting, Inc.
Term Loan, 3.75%, Maturing October 1, 2020	636	626,961
Nexstar Broadcasting, Inc.
Term Loan, 3.75%, Maturing October 1, 2020	721	710,984
Raycom TV Broadcasting, LLC
Term Loan, 3.75%, Maturing August 4, 2021	849	842,384
Sinclair Television Group Inc.
Term Loan, 3.00%, Maturing April 9, 2020	493	480,607

16	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Radio and Television (continued)
TWCC Holding Corp.
Term Loan, 3.50%, Maturing February 13, 2017		1,079	$1,066,085
Univision Communications Inc.
Term Loan, 4.00%, Maturing March 1, 2020		3,768	3,735,008

			$15,628,991

Retailers (Except Food and Drug) — 9.1%
99 Cents Only Stores
Term Loan, 4.50%, Maturing January 11, 2019		1,926	$1,912,188
B&M Retail Limited
Term Loan, 4.32%, Maturing May 21, 2019	GBP	350	552,617
Term Loan, 4.32%, Maturing April 28, 2020	GBP	275	437,113
B.C. Unlimited Liability Company
Term Loan, 4.50%, Maturing October 27, 2021		6,500	6,504,966
Bass Pro Group, LLC
Term Loan, 3.75%, Maturing November 20, 2019		2,376	2,350,273
Burlington Coat Factory Warehouse Corporation
Term Loan, 4.25%, Maturing July 17, 2021		499	495,945
CDW LLC
Term Loan, 3.25%, Maturing April 29, 2020		4,902	4,802,250
David’s Bridal, Inc.
Term Loan, 5.00%, Maturing October 11, 2019		621	606,678
Evergreen Acqco 1 LP
Term Loan, 5.00%, Maturing July 9, 2019		660	656,547
Harbor Freight Tools USA, Inc.
Term Loan, 4.75%, Maturing July 26, 2019		1,111	1,112,326
Hudson’s Bay Company
Term Loan, 4.75%, Maturing November 4, 2020		3,631	3,641,404
J. Crew Group, Inc.
Term Loan, 4.00%, Maturing March 5, 2021		2,886	2,798,214
Jo-Ann Stores, Inc.
Term Loan, 4.00%, Maturing March 16, 2018		1,895	1,823,816
Men’s Wearhouse, Inc. (The)
Term Loan, 4.50%, Maturing June 18, 2021		1,450	1,448,188
Michaels Stores, Inc.
Term Loan, 3.75%, Maturing January 28, 2020		2,536	2,497,538
Term Loan, 4.00%, Maturing January 28, 2020		998	986,278
Neiman Marcus Group, Inc. (The)
Term Loan, 4.25%, Maturing October 25, 2020		4,257	4,196,949
Party City Holdings Inc.
Term Loan, 4.00%, Maturing July 27, 2019		2,336	2,293,737
Pep Boys-Manny, Moe & Jack (The)
Term Loan, 4.25%, Maturing October 11, 2018		467	464,937

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)
Petco Animal Supplies, Inc.
Term Loan, 4.00%, Maturing November 24, 2017		2,175	$2,160,198
PFS Holding Corporation
Term Loan, 4.50%, Maturing January 31, 2021		970	824,606
Pier 1 Imports (U.S.), Inc.
Term Loan, 4.50%, Maturing April 30, 2021		524	519,760
Pilot Travel Centers LLC
Term Loan, 4.25%, Maturing October 1, 2021		2,025	2,031,012
Rent-A-Center, Inc.
Term Loan, 3.75%, Maturing March 19, 2021		498	487,550
Spin Holdco Inc.
Term Loan, 4.25%, Maturing November 14, 2019		2,600	2,578,558
Toys ‘R’ Us Property Company I, LLC
Term Loan, 6.00%, Maturing August 21, 2019		817	778,465
Vivarte SA
Term Loan, 5.01%, (1.26% Cash, 3.75% PIK), Maturing October 29, 2020(16)	EUR	910	1,005,761
Term Loan, 11.01%, (4.01% Cash, 7.00% PIK), Maturing July 24, 2019(17)	EUR	589	768,605
Wilton Brands LLC
Term Loan, 7.50%, Maturing August 30, 2018		577	545,175

			$51,281,654

Steel — 2.1%
Essar Steel Algoma, Inc.
Term Loan, 10.25%, Maturing November 15, 2014		1,032	$1,035,333
FMG Resources (August 2006) Pty. Ltd.
Term Loan, 3.75%, Maturing June 30, 2019		6,080	5,942,437
JFB Firth Rixson Inc.
Term Loan, 5.00%, Maturing June 30, 2017	GBP	737	1,178,412
JMC Steel Group, Inc.
Term Loan, 4.75%, Maturing April 1, 2017		676	667,789
Neenah Foundry Company
Term Loan, 6.75%, Maturing April 26, 2017		416	414,274
Patriot Coal Corporation
Term Loan, 9.00%, Maturing December 15, 2018		1,489	1,446,569
Waupaca Foundry, Inc.
Term Loan, 4.00%, Maturing June 29, 2017		1,379	1,376,615

			$12,061,429

Surface Transport — 0.8%
Hertz Corporation (The)
Term Loan, 3.75%, Maturing March 12, 2018		1,769	$1,753,579

17	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Surface Transport (continued)
Stena International S.a.r.l.
Term Loan, 4.00%, Maturing March 3, 2021	1,567	$1,543,618
Swift Transportation Co., LLC
Term Loan, 3.75%, Maturing June 9, 2021	1,169	1,164,254

		$4,461,451

Telecommunications — 3.9%
Cellular South, Inc.
Term Loan, 3.25%, Maturing May 22, 2020	318	$314,379
Intelsat Jackson Holdings S.A.
Term Loan, 3.75%, Maturing June 30, 2019	7,550	7,502,812
IPC Systems, Inc.
Term Loan, 6.00%, Maturing November 8, 2020	1,047	1,047,703
SBA Senior Finance II LLC
Term Loan, 3.25%, Maturing March 24, 2021	1,820	1,791,615
Syniverse Holdings, Inc.
Term Loan, 4.00%, Maturing April 23, 2019	1,188	1,169,849
Term Loan, 4.00%, Maturing April 23, 2019	1,776	1,759,032
Telesat Canada
Term Loan, 3.50%, Maturing March 28, 2019	6,672	6,587,415
Windstream Corporation
Term Loan, 3.50%, Maturing August 8, 2019	1,894	1,877,892

		$22,050,697

Utilities — 2.9%
Calpine Construction Finance Company, L.P.
Term Loan, 3.00%, Maturing May 3, 2020	1,037	$1,009,657
Term Loan, 3.25%, Maturing January 31, 2022	395	385,134
Calpine Corporation
Term Loan, 4.00%, Maturing April 1, 2018	919	913,299
Term Loan, 4.00%, Maturing April 1, 2018	2,702	2,688,490
Term Loan, 4.00%, Maturing October 9, 2019	809	801,489
Dynegy Holdings Inc.
Term Loan, 4.00%, Maturing April 23, 2020	957	952,928
EFS Cogen Holdings I LLC
Term Loan, 3.75%, Maturing December 17, 2020	527	525,506
Electrical Components International, Inc.
Term Loan, 5.75%, Maturing May 28, 2021	374	374,764
Energy Future Intermediate Holding Company LLC
DIP Loan, 4.25%, Maturing June 19, 2016	1,725	1,723,653
Equipower Resources Holdings LLC
Term Loan, 4.25%, Maturing December 31, 2019	568	565,923

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Utilities (continued)
Granite Acquisition Inc.
Term Loan, Maturing October 15, 2021(2)	109	$109,000
Term Loan, Maturing October 15, 2021(2)	2,466	2,477,266
La Frontera Generation, LLC
Term Loan, 4.50%, Maturing September 30, 2020	579	575,988
PowerTeam Services, LLC
Term Loan, 4.25%, Maturing May 6, 2020	14	13,745
Term Loan, 4.25%, Maturing May 6, 2020	263	257,408
Southcross Holdings Borrower LP
Term Loan, 6.00%, Maturing August 4, 2021	399	395,259
TerraForm Power Operating, LLC
Term Loan, 4.75%, Maturing July 23, 2019	224	224,998
TPF II Power, LLC
Term Loan, 5.50%, Maturing October 2, 2021	1,350	1,354,219
WTG Holdings III Corp.
Term Loan, 4.75%, Maturing January 15, 2021	397	394,767
Term Loan - Second Lien, 8.50%, Maturing January 15, 2022	800	791,333

		$16,534,826

Total Senior Floating-Rate Interests (identified cost $810,649,091)		$798,491,109

Corporate Bonds & Notes — 12.5%

Security	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 0.1%
Alliant Techsystems, Inc.
5.25%, 10/1/21(6)	45	$46,013
CBC Ammo, LLC/CBC FinCo, Inc.
7.25%, 11/15/21(6)	75	74,625
GenCorp, Inc.
7.125%, 3/15/21	70	74,725
TransDigm, Inc.
7.50%, 7/15/21	10	10,850
6.00%, 7/15/22(6)	85	86,381
6.50%, 7/15/24(6)	65	67,275

		$359,869

Automotive — 0.1%
American Axle & Manufacturing, Inc.
5.125%, 2/15/19	20	$20,400

18	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2014

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Automotive (continued)
Chrysler Group, LLC/CG Co-Issuer, Inc.
8.25%, 6/15/21	200	$224,500
General Motors Financial Co., Inc.
4.75%, 8/15/17	70	75,075
3.25%, 5/15/18	10	10,250
Navistar International Corp.
8.25%, 11/1/21	105	108,334

		$438,559

Beverage and Tobacco — 0.1%
Constellation Brands, Inc.
6.00%, 5/1/22	105	$117,862
4.25%, 5/1/23	105	105,788
Cott Beverages, Inc.
5.375%, 7/1/22(6)	70	69,475

		$293,125

Brokerage / Securities Dealers / Investment Houses — 0.0%(7)
Alliance Data Systems Corp.
6.375%, 4/1/20(6)	55	$58,025
Nielsen Co. Luxembourg S.a.r.l. (The)
5.50%, 10/1/21(6)	35	36,488

		$94,513

Building and Development — 0.1%
Brookfield Residential Properties, Inc.
6.50%, 12/15/20(6)	55	$58,850
HD Supply, Inc.
8.125%, 4/15/19	35	37,975
7.50%, 7/15/20	110	117,700
Interline Brands, Inc.
10.00%, 11/15/18(8)	130	136,175
Nortek, Inc.
10.00%, 12/1/18	85	89,887
8.50%, 4/15/21	50	54,000
USG Corp.
5.875%, 11/1/21(6)	35	36,313

		$530,900

Business Equipment and Services — 0.1%
Audatex North America, Inc.
6.00%, 6/15/21(6)	50	$53,125
Building Materials Corp. of America
5.375%, 11/15/24(9)	130	130,975

Security		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
Ceridian, LLC/Comdata, Inc.
8.125%, 11/15/17(6)		45	$45,113
FTI Consulting, Inc.
6.00%, 11/15/22		40	41,150
IMS Health, Inc.
6.00%, 11/1/20(6)		75	78,000
ServiceMaster Co. (The)
8.00%, 2/15/20		72	77,220
7.00%, 8/15/20		26	27,625
TransUnion Holding Co., Inc.
8.125%, 6/15/18		105	109,462
United Rentals North America, Inc.
8.375%, 9/15/20		20	21,750
7.625%, 4/15/22		40	44,800
6.125%, 6/15/23		35	37,800
Zebra Technologies Corp.
7.25%, 10/15/22		100	105,500

			$772,520

Cable and Satellite Television — 0.9%
AMC Networks, Inc.
7.75%, 7/15/21		45	$49,275
4.75%, 12/15/22		35	34,913
CCO Holdings, LLC/CCO Holdings Capital Corp.
5.25%, 9/30/22		155	156,550
5.75%, 1/15/24		70	71,838
CSC Holdings, LLC
5.25%, 6/1/24(6)		30	30,150
DISH DBS Corp.
6.75%, 6/1/21		205	228,063
5.875%, 7/15/22		70	74,375
IAC/InterActiveCorp
4.875%, 11/30/18		55	56,925
Numericable Group SA
4.875%, 5/15/19(6)		390	390,487
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
5.50%, 1/15/23(6)		1,000	1,047,500
Virgin Media Secured Finance PLC
5.375%, 4/15/21(6)		925	964,312
6.00%, 4/15/21(6)	GBP	950	1,595,853
5.50%, 1/15/25(6)		550	569,250

			$5,269,491

19	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2014

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics — 1.7%
Chemtura Corp.
5.75%, 7/15/21		10	$10,025
Hexion US Finance Corp.
6.625%, 4/15/20		2,950	2,964,750
Ineos Finance PLC
7.25%, 2/15/19(6)(10)	EUR	1,000	1,290,745
8.375%, 2/15/19(6)		1,825	1,964,156
7.50%, 5/1/20(6)		800	859,000
Rockwood Specialties Group, Inc.
4.625%, 10/15/20		130	136,208
Trinseo Materials Operating S.C.A.
8.75%, 2/1/19		1,800	1,908,000
Tronox Finance, LLC
6.375%, 8/15/20		155	161,006
W.R. Grace & Co.
5.125%, 10/1/21		30	31,331
5.625%, 10/1/24		10	10,575

			$9,335,796

Clothing / Textiles — 0.0%(7)
Levi Strauss & Co.
6.875%, 5/1/22		65	$71,013

			$71,013

Commercial Services — 0.0%(7)
Anna Merger Sub, Inc.
7.75%, 10/1/22		140	$144,550

			$144,550

Conglomerates — 0.1%
Belden, Inc.
5.50%, 9/1/22(6)		20	$20,525
Harbinger Group, Inc.
7.875%, 7/15/19		65	70,688
Spectrum Brands, Inc.
6.375%, 11/15/20		50	53,250
6.625%, 11/15/22		70	75,425
TMS International Corp.
7.625%, 10/15/21(6)		60	63,000

			$282,888

Security	Principal Amount* (000’s omitted)	Value

Containers and Glass Products — 0.7%
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holding II Issuer, Inc.
5.625%, 12/15/16(6)	25	$25,125
6.00%, 6/15/17(6)	35	35,000
Reynolds Group Holdings, Inc.
5.75%, 10/15/20	3,875	4,049,375
Sealed Air Corp.
8.375%, 9/15/21(6)	10	11,375

		$4,120,875

Cosmetics / Toiletries — 0.1%
Alphabet Holding Co., Inc.
7.75%, 11/1/17(8)	235	$228,244
Party City Holdings, Inc.
8.875%, 8/1/20	120	130,800

		$359,044

Diversified Financial Services — 0.1%
Icahn Enterprises, LP/Icahn Enterprises Finance Corp.
3.50%, 3/15/17	45	$44,887
6.00%, 8/1/20	40	42,200
JPMorgan Chase & Co.
6.75% to 2/1/24, 1/29/49(11)	80	84,688
Navient, LLC
5.50%, 1/15/19	160	166,301
6.125%, 3/25/24	10	10,350

		$348,426

Drugs — 0.1%
ConvaTec Finance International SA
8.25%, 1/15/19(6)(8)	200	$204,400
Valeant Pharmaceuticals International, Inc.
6.375%, 10/15/20(6)	200	206,000
7.50%, 7/15/21(6)	50	53,687

		$464,087

Ecological Services and Equipment — 0.0%(7)
ADS Waste Holdings, Inc.
8.25%, 10/1/20	50	$52,625
Clean Harbors, Inc.
5.25%, 8/1/20	50	51,625
5.125%, 6/1/21	25	25,563

20	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2014

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Ecological Services and Equipment (continued)
Covanta Holding Corp.
5.875%, 3/1/24	45	$46,687
Darling Ingredients, Inc.
5.375%, 1/15/22(6)	40	40,250

		$216,750

Electronics / Electrical — 0.2%
Alcatel-Lucent USA, Inc.
4.625%, 7/1/17(6)	35	$35,744
8.875%, 1/1/20(6)	260	286,650
CommScope Holding Co., Inc.
6.625%, 6/1/20(6)(8)	55	58,162
Dynegy Finance I, Inc./Dynegy Finance II, Inc.
6.75%, 11/1/19	65	67,356
7.375%, 11/1/22	65	68,819
7.625%, 11/1/24	50	53,063
Freescale Semiconductor, Inc.
6.00%, 1/15/22(6)	55	56,512
Infor US, Inc.
9.375%, 4/1/19	60	65,475
Nuance Communications, Inc.
5.375%, 8/15/20(6)	120	121,200
Sensata Technologies B.V.
5.625%, 11/1/24	15	15,863

		$828,844

Equipment Leasing — 0.3%
International Lease Finance Corp.
8.625%, 9/15/15	1,000	$1,051,250
6.75%, 9/1/16(6)	350	372,750
7.125%, 9/1/18(6)	350	397,250

		$1,821,250

Financial Intermediaries — 1.1%
CIT Group, Inc.
5.50%, 2/15/19(6)	45	$48,150
5.375%, 5/15/20	10	10,725
First Data Corp.
7.375%, 6/15/19(6)	1,000	1,062,500
6.75%, 11/1/20(6)	962	1,031,745
11.25%, 1/15/21	42	48,510
10.625%, 6/15/21	42	48,615
11.75%, 8/15/21	56	65,351

Security		Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)
Ford Motor Credit Co., LLC
12.00%, 5/15/15		2,250	$2,382,678
UPCB Finance II, Ltd.
6.375%, 7/1/20(6)	EUR	1,000	1,320,507

			$6,018,781

Food Products — 1.1%
Post Holdings, Inc.
6.75%, 12/1/21(6)		30	$30,037
6.00%, 12/15/22(6)		35	33,862
Stretford 79 PLC
4.81%, 7/15/20(6)(10)	GBP	4,000	5,765,577
6.25%, 7/15/21(6)	GBP	400	540,699
WhiteWave Foods Co. (The)
5.375%, 10/1/22		25	26,313

			$6,396,488

Food Service — 0.0%(7)
Pinnacle Operating Corp.
9.00%, 11/15/20(6)		40	$43,200

			$43,200

Food / Drug Retailers — 0.0%(7)
Albertsons Holdings, LLC/Saturn Acquisition Merger Sub, Inc.
7.75%, 10/15/22		50	$49,500
Pantry, Inc. (The)
8.375%, 8/1/20		70	73,850

			$123,350

Health Care — 1.1%
Air Medical Group Holdings, Inc.
9.25%, 11/1/18		4	$4,195
Alere, Inc.
8.625%, 10/1/18		45	47,081
6.50%, 6/15/20		35	36,313
Amsurg Corp.
5.625%, 11/30/20		50	51,750
5.625%, 7/15/22(6)		45	46,851
Biomet, Inc.
6.50%, 8/1/20		170	182,325
Capsugel SA
7.00%, 5/15/19(6)(8)		25	25,469

21	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2014

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Health Care (continued)
CHS/Community Health Systems, Inc.
5.125%, 8/15/18	2,190	$2,283,075
7.125%, 7/15/20	120	130,050
6.875%, 2/1/22(6)	110	118,937
HCA Holdings, Inc.
6.25%, 2/15/21	85	91,694
HCA, Inc.
6.50%, 2/15/20	15	16,800
4.75%, 5/1/23	1,050	1,069,687
Hologic, Inc.
6.25%, 8/1/20	245	258,781
INC Research, LLC
11.50%, 7/15/19(6)	95	106,875
Kinetic Concepts, Inc./KCI USA, Inc.
10.50%, 11/1/18	45	49,725
MPH Acquisition Holdings, LLC
6.625%, 4/1/22(6)	175	183,531
Opal Acquisition, Inc.
8.875%, 12/15/21(6)	70	73,325
Salix Pharmaceuticals, Ltd.
6.00%, 1/15/21(6)	60	65,100
Teleflex, Inc.
5.25%, 6/15/24(6)	20	20,350
Tenet Healthcare Corp.
5.00%, 3/1/19(6)	25	25,094
6.00%, 10/1/20	55	59,263
4.375%, 10/1/21	600	599,250
8.125%, 4/1/22	105	120,619
United Surgical Partners International, Inc.
9.00%, 4/1/20	60	65,100
VWR Funding, Inc.
7.25%, 9/15/17	90	94,837
WellCare Health Plans, Inc.
5.75%, 11/15/20	95	98,306

		$5,924,383

Home Furnishings — 0.0%(7)
Tempur Sealy International, Inc.
6.875%, 12/15/20	40	$42,900

		$42,900

Security		Principal Amount* (000’s omitted)	Value

Homebuilders / Real Estate — 0.0%(7)
Weyerhaeuser Real Estate Co.
4.375%, 6/15/19(6)		45	$44,944
5.875%, 6/15/24(6)		50	51,187

			$96,131

Industrial Equipment — 0.0%(7)
BlueLine Rental Finance Corp.
7.00%, 2/1/19(6)		25	$26,438
Erikson Air-Crane, Inc., Promissory Note
6.00%, 11/2/20(3)(12)		76	54,032
Manitowoc Co., Inc. (The)
5.875%, 10/15/22		40	41,400
Vander Intermediate Holding II Corp.
9.75%, 2/1/19(6)(8)		45	47,812

			$169,682

Insurance — 0.4%
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub, LLC
7.875%, 12/15/20(6)		55	$56,925
CNO Financial Group, Inc.
6.375%, 10/1/20(6)		1,050	1,120,875
Hub Holdings, LLC/Hub Holdings Finance, Inc.
8.125%, 7/15/19(6)(8)		45	44,888
Towergate Finance PLC
6.053%, 2/15/18(6)(10)	GBP	650	873,436
USI, Inc.
7.75%, 1/15/21(6)		100	101,750

			$2,197,874

Leisure Goods / Activities / Movies — 0.2%
Activision Blizzard, Inc.
6.125%, 9/15/23(6)		35	$37,975
National CineMedia, LLC
6.00%, 4/15/22		790	803,825
NCL Corp., Ltd.
5.00%, 2/15/18		30	30,150
Regal Entertainment Group
5.75%, 3/15/22		30	29,475
Royal Caribbean Cruises
7.25%, 6/15/16		25	27,125
7.25%, 3/15/18		50	56,375
Seven Seas Cruises, S. de R.L. LLC
9.125%, 5/15/19		65	69,387

22	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2014

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)
Viking Cruises, Ltd.
8.50%, 10/15/22(6)	90	$97,875

		$1,152,187

Lodging and Casinos — 0.7%
Buffalo Thunder Development Authority
9.375%, 12/15/14(5)(6)	480	$192,000
Caesars Entertainment Operating Co., Inc.
8.50%, 2/15/20	2,100	1,585,500
9.00%, 2/15/20	525	399,000
9.00%, 2/15/20	1,175	887,125
GLP Capital, LP/GLP Financing II, Inc.
4.875%, 11/1/20	105	109,725
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
5.625%, 10/15/21(6)	110	116,118
MGM Resorts International
6.625%, 12/15/21	90	99,000
7.75%, 3/15/22	30	34,650
Penn National Gaming, Inc.
5.875%, 11/1/21	45	43,200
Station Casinos, LLC
7.50%, 3/1/21	85	89,250
Tunica-Biloxi Gaming Authority
9.00%, 11/15/15(6)	310	192,200
Waterford Gaming, LLC
8.625%, 9/15/14(3)(6)(19)	113	19,492

		$3,767,260

Media — 0.0%(7)
CCOH Safari, LLC
5.50%, 12/1/22	80	$80,700
5.75%, 12/1/24	95	95,950
Media General Financing Sub, Inc.
5.875%, 11/15/22	20	19,900

		$196,550

Mining, Steel, Iron and Nonprecious Metals — 0.0%(7)
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc.
6.375%, 5/1/22(6)	40	$38,900

		$38,900

Security	Principal Amount* (000’s omitted)	Value

Nonferrous Metals / Minerals — 0.1%
Alpha Natural Resources, Inc.
7.50%, 8/1/20(6)	15	$12,038
CONSOL Energy, Inc.
5.875%, 4/15/22(6)	70	71,312
Eldorado Gold Corp.
6.125%, 12/15/20(6)	120	119,400
IAMGOLD Corp.
6.75%, 10/1/20(6)	65	53,950
Imperial Metals Corp.
7.00%, 3/15/19(6)	30	28,350
Kissner Milling Co., Ltd.
7.25%, 6/1/19(6)	90	92,025
New Gold, Inc.
7.00%, 4/15/20(6)	40	40,800
6.25%, 11/15/22(6)	70	68,775
SunCoke Energy Partners, LP/SunCoke Energy Partners Finance Corp.
7.375%, 2/1/20(6)	35	36,750

		$523,400

Oil and Gas — 0.8%
American Energy-Permian Basin, LLC/AEPB Finance Corp.
7.125%, 11/1/20(6)	45	$39,797
7.375%, 11/1/21(6)	30	26,400
Antero Resources Finance Corp.
6.00%, 12/1/20	15	15,675
5.375%, 11/1/21	85	86,594
Athlon Holdings LP/Athlon Finance Corp.
6.00%, 5/1/22(6)	35	37,778
Berry Petroleum Co.
6.375%, 9/15/22	10	9,350
Bonanza Creek Energy, Inc.
6.75%, 4/15/21	70	70,525
Bristow Group, Inc.
6.25%, 10/15/22	80	83,500
California Resources Corp.
5.50%, 9/15/21	45	45,956
6.00%, 11/15/24	45	46,237
Chesapeake Energy Corp.
7.25%, 12/15/18	90	103,612
6.125%, 2/15/21	115	128,225
CITGO Petroleum Corp.
6.25%, 8/15/22(6)	700	715,750

23	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2014

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
Concho Resources, Inc.
5.50%, 4/1/23	240	$255,000
CrownRock, LP/CrownRock Finance, Inc.
7.125%, 4/15/21(6)	90	89,550
CVR Refining, LLC/Coffeyville Finance, Inc.
6.50%, 11/1/22	130	131,950
Denbury Resources, Inc.
5.50%, 5/1/22	30	29,588
Endeavor Energy Resources, LP/EER Finance, Inc.
7.00%, 8/15/21(6)	95	96,425
Energy Transfer Equity, LP
5.875%, 1/15/24	65	68,575
EP Energy, LLC/Everest Acquisition Finance, Inc.
6.875%, 5/1/19	65	67,925
9.375%, 5/1/20	210	230,475
7.75%, 9/1/22	35	37,100
Gulfport Energy Corp.
7.75%, 11/1/20	65	66,625
Kodiak Oil & Gas Corp.
5.50%, 1/15/21	15	15,300
Laredo Petroleum, Inc.
7.375%, 5/1/22	90	94,050
MEG Energy Corp.
6.375%, 1/30/23(6)	80	79,600
Memorial Resource Development Corp.
5.875%, 7/1/22(6)	25	24,438
Murphy Oil USA, Inc.
6.00%, 8/15/23	135	142,087
Newfield Exploration Co.
5.625%, 7/1/24	120	129,600
Oasis Petroleum, Inc.
6.875%, 3/15/22(6)	80	83,600
6.875%, 1/15/23	135	141,075
Plains Exploration & Production Co.
6.875%, 2/15/23	40	45,338
Precision Drilling Corp.
6.50%, 12/15/21	5	5,150
Rice Energy, Inc.
6.25%, 5/1/22(6)	75	72,891
Rosetta Resources, Inc.
5.625%, 5/1/21	60	58,500
5.875%, 6/1/22	85	82,025
RSP Permian, Inc.
6.625%, 10/1/22	35	34,949

Security	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
Sabine Pass Liquefaction, LLC
5.625%, 2/1/21	170	$178,925
5.625%, 4/15/23(6)	100	104,000
5.75%, 5/15/24(6)	100	103,875
Sabine Pass LNG, LP
6.50%, 11/1/20	100	106,250
Samson Investment Co.
9.75%, 2/15/20(6)	45	32,850
Seven Generations Energy, Ltd.
8.25%, 5/15/20(6)	140	147,700
Seventy Seven Energy, Inc.
6.50%, 7/15/22(6)	35	33,075
SM Energy Co.
6.50%, 1/1/23	75	77,812
Tesoro Corp.
5.375%, 10/1/22	90	93,150
Triangle USA Petroleum Corp.
6.75%, 7/15/22(6)	35	30,800
Ultra Petroleum Corp.
5.75%, 12/15/18(6)	15	14,925

		$4,414,577

Pipelines — 0.0%(7)
Tesoro Logistics, LP/Tesoro Logistics Finance Corp.
5.50%, 10/15/19	15	$15,450
6.25%, 10/15/22	35	36,313

		$51,763

Publishing — 0.1%
Laureate Education, Inc.
9.75%, 9/1/19(6)	610	$631,350
McGraw-Hill Global Education Holdings, LLC/McGraw-Hill Global Education Finance
9.75%, 4/1/21	120	136,200
MHGE Parent, LLC/MHGE Parent Finance, Inc.
8.50%, 8/1/19(6)	30	29,737

		$797,287

Radio and Television — 0.4%
Clear Channel Communications, Inc.
9.00%, 12/15/19	953	$966,699
11.25%, 3/1/21	60	63,675

24	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2014

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Radio and Television (continued)
Clear Channel Worldwide Holdings, Inc.
Series A, 6.50%, 11/15/22	50	$51,750
Series B, 6.50%, 11/15/22	90	93,600
Crown Media Holdings, Inc.
10.50%, 7/15/19	110	121,000
Sirius XM Radio, Inc.
5.875%, 10/1/20(6)	25	26,438
6.00%, 7/15/24(6)	85	88,825
Starz, LLC/Starz Finance Corp.
5.00%, 9/15/19	70	72,450
Univision Communications, Inc.
6.75%, 9/15/22(6)	746	831,790

		$2,316,227

Retailers (Except Food and Drug) — 0.2%
1011778 B.C. Unlimited Liability Co./New Red
6.00%, 4/1/22	125	$127,344
Claire’s Stores, Inc.
9.00%, 3/15/19(6)	135	138,712
Hillman Group, Inc. (The)
6.375%, 7/15/22(6)	75	73,313
Hot Topic, Inc.
9.25%, 6/15/21(6)	150	162,000
Men’s Wearhouse, Inc. (The)
7.00%, 7/1/22(6)	60	62,475
Michaels FinCo Holdings, LLC/Michaels FinCo, Inc.
7.50%, 8/1/18(6)(8)	51	52,020
Michaels Stores, Inc.
5.875%, 12/15/20(6)	45	45,675
Neiman Marcus Group, Ltd., Inc.
8.75%, 10/15/21(6)(8)	40	43,000
New Academy Finance Co., LLC/New Academy Finance Corp.
8.00%, 6/15/18(6)(8)	115	116,006
Petco Holdings, Inc.
8.50%, 10/15/17(6)(8)	125	125,937
Radio Systems Corp.
8.375%, 11/1/19(6)	60	65,175
Sally Holdings, LLC/Sally Capital, Inc.
5.75%, 6/1/22	120	128,400

		$1,140,057

Security	Principal Amount* (000’s omitted)	Value

Software and Services — 0.0%(7)
IHS, Inc.
5.00%, 11/1/22	60	$61,200
Infor Software Parent, LLC/Infor Software Parent, Inc.
7.125%, 5/1/21(6)(8)	85	86,488
SunGard Availability Services Capital, Inc.
8.75%, 4/1/22(6)	70	51,800

		$199,488

Steel — 0.0%(7)
AK Steel Corp.
8.75%, 12/1/18	35	$38,369
ArcelorMittal
6.75%, 2/25/22	25	27,877

		$66,246

Surface Transport — 0.0%(7)
Florida East Coast Holdings Corp.
6.75%, 5/1/19(6)	25	$25,860
Hertz Corp. (The)
6.25%, 10/15/22	65	66,625
Watco Cos., LLC/Watco Finance Corp.
6.375%, 4/1/23(6)	35	35,700
XPO Logistics, Inc.
7.875%, 9/1/19	115	121,325

		$249,510

Telecommunications — 1.0%
Avaya, Inc.
9.00%, 4/1/19(6)	50	$51,500
10.50%, 3/1/21(6)	425	374,928
CenturyLink, Inc.
6.75%, 12/1/23	95	105,806
Frontier Communications Corp.
6.25%, 9/15/21	45	46,603
7.625%, 4/15/24	30	32,400
6.875%, 1/15/25	45	45,675
Hughes Satellite Systems Corp.
6.50%, 6/15/19	1,000	1,087,500
Intelsat Jackson Holdings SA
7.25%, 10/15/20	160	171,200
Intelsat Luxembourg SA
7.75%, 6/1/21	155	162,556
8.125%, 6/1/23	120	128,100

25	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2014

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Telecommunications (continued)
NII International Telecom SCA
7.875%, 8/15/19(5)(6)		70	$45,500
SBA Communications Corp.
5.625%, 10/1/19		60	62,700
SBA Telecommunications, Inc.
5.75%, 7/15/20		85	89,250
Sprint Communications, Inc.
7.00%, 8/15/20		655	697,575
6.00%, 11/15/22		5	5,006
Sprint Corp.
7.25%, 9/15/21(6)		60	63,600
7.875%, 9/15/23(6)		250	271,250
T-Mobile USA, Inc.
6.25%, 4/1/21		40	41,900
6.633%, 4/28/21		50	52,875
6.731%, 4/28/22		35	37,144
6.00%, 3/1/23		50	51,625
6.625%, 4/1/23		55	58,300
6.836%, 4/28/23		15	15,919
6.375%, 3/1/25		60	61,800
Wind Acquisition Finance SA
5.338%, 4/30/19(6)(10)	EUR	500	630,335
6.50%, 4/30/20(6)		475	495,781
4.082%, 7/15/20(6)	EUR	475	587,657
7.375%, 4/23/21(6)		230	225,400
Windstream Corp.
7.75%, 10/1/21		90	96,750
6.375%, 8/1/23		40	40,450

			$5,837,085

Utilities — 0.6%
AES Corp. (The)
5.50%, 3/15/24		30	$30,825
Calpine Corp.
5.375%, 1/15/23		50	50,562
7.875%, 1/15/23(6)		2,677	2,978,162
5.75%, 1/15/25		20	20,275
RJS Power Holdings, LLC
5.125%, 7/15/19(6)		45	45,113

			$3,124,937

Total Corporate Bonds & Notes (identified cost $70,856,085)			$70,640,763

Asset-Backed Securities — 3.7%

Security	Principal Amount (000’s omitted)	Value

Apidos CLO XVII, Series 2014-17A, Class B, 3.078%, 4/17/26(6)(10)	$450	$432,040
Apidos CLO XVII, Series 2014-17A, Class C, 3.528%, 4/17/26(6)(10)	1,000	922,218
Apidos CLO XVII, Series 2014-17A, Class D, 4.978%, 4/17/26(6)(10)	1,000	882,392
Apidos CLO XIX, Series 2014-19A, Class E, 5.681%, 10/17/26(9)(10)	2,100	1,933,911
Babson CLO, Ltd., Series 2013-IA, Class C, 2.931%, 4/20/25(6)(10)	450	435,522
Babson CLO, Ltd., Series 2013-IA, Class D, 3.731%, 4/20/25(6)(10)	350	333,650
Babson CLO, Ltd., Series 2013-IA, Class E, 4.631%, 4/20/25(6)(10)	225	200,534
Birchwood Park CLO, Ltd., Series 2014-1A, Class C1, 3.334%, 7/15/26(6)(10)	500	491,090
Birchwood Park CLO, Ltd., Series 2014-1A, Class E1, 5.334%, 7/15/26(6)(10)	500	449,206
Carlyle Global Market Strategies CLO, Ltd., Series 2014-4A, Class E, 5.433%, 10/15/26(10)	2,000	1,831,288
Cent CLO, Ltd., Series 2014-22A, Class D, 5.533%, 11/7/26(10)	1,000	911,225
Centurion CDO IX Ltd., Series 2005-9A, Class D1, 4.978%, 7/17/19(6)(10)	750	744,357
CIFC Funding, Ltd., Series 2013-2A, Class A3L, 2.881%, 4/21/25(6)(10)	2,650	2,529,004
Dryden Senior XXVIII Loan Fund, Series 2013-28A, Class A3L, 2.934%, 8/15/25(6)(10)	1,500	1,446,985
Dryden Senior XXVIII Loan Fund, Series 2013-28A, Class B1L, 3.434%, 8/15/25(6)(10)	640	597,111
Dryden Senior XXVIII Loan Fund, Series 2013-28A, Class B2L, 4.134%, 8/15/25(6)(10)	430	361,757
Oak Hill Credit Partners VIII Ltd., Series 2013-8A, Class C, 2.931%, 4/20/25(6)(10)	400	386,526
Oak Hill Credit Partners VIII Ltd., Series 2013-8A, Class D, 3.731%, 4/20/25(6)(10)	450	428,674
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class C1, 2.978%, 7/17/25(6)(10)	925	894,320
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class D, 3.578%, 7/17/25(6)(10)	925	861,654
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class E, 4.728%, 7/17/25(6)(10)	1,125	985,348
Race Point CLO, Ltd., Series 2012-7A, Class D, 4.475%, 11/8/24(6)(10)	1,750	1,750,201
Schiller Park CLO Ltd., Series 2007-1A, Class D, 2.484%, 4/25/21(6)(10)	1,000	987,781

Total Asset-Backed Securities (identified cost $21,337,207)		$20,796,794

26	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2014

Portfolio of Investments — continued

Common Stocks — 0.6%

Security	Shares	Value

Aerospace and Defense — 0.0%(7)
IAP Worldwide Services, LLC(3)(12)(13)	55	$52,656

		$52,656

Automotive — 0.2%
Dayco Products, LLC(12)	18,702	$986,531

		$986,531

Building and Development — 0.0%(7)
Panolam Holdings Co.(3)(13)(14)	253	$222,174

		$222,174

Food Service — 0.0%(7)
Buffets Restaurants Holdings, Inc.(3)(12)(13)	44,318	$18,170

		$18,170

Lodging and Casinos — 0.1%
Tropicana Entertainment, Inc.(12)(13)	35,670	$572,504

		$572,504

Publishing — 0.3%
ION Media Networks, Inc.(3)(12)(13)	3,990	$1,341,239
MediaNews Group, Inc.(12)(13)	10,718	357,263

		$1,698,502

Total Common Stocks (identified cost $1,592,626)		$3,550,537

Miscellaneous — 0.0%(7)

Security	Shares	Value

Oil and Gas — 0.0%(7)
SemGroup Corp., Escrow Certificate(13)	540,000	$10,800

Total Miscellaneous (identified cost $0)		$10,800

Short-Term Investments — 3.1%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.14%(15)	$17,420	$17,419,557

Total Short-Term Investments (identified cost $17,419,557)		$17,419,557

Total Investments — 161.3% (identified cost $921,854,566)		$910,909,560

Less Unfunded Loan Commitments — (0.3)%		$(1,441,353)

Net Investments — 161.0% (identified cost $920,413,213)		$909,468,207

Other Assets, Less Liabilities — (37.8)%		$(213,337,154)

Auction Preferred Shares Plus Cumulative Unpaid Dividends — (23.2)%		$(131,303,879)

Net Assets Applicable to Common Shares — 100.0%		$564,827,174

The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.

CAD	–	Canadian Dollar
DIP	–	Debtor In Possession
EUR	–	Euro
GBP	–	British Pound Sterling
PIK	–	Payment in kind

*	In U.S. dollars unless otherwise indicated.

(1)

Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	This Senior Loan will settle after October 31, 2014, at which time the interest rate will be determined.

(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 12).

(4)	Unfunded or partially unfunded loan commitments. See Note 1G for description.

27	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2014

Portfolio of Investments — continued

(5)	Currently the issuer is in default with respect to interest payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(6)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2014, the aggregate value of these securities is $51,852,141 or 9.2% of the Trust’s net assets applicable to common shares.

(7)	Amount is less than 0.05%.

(8)

Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion. For corporate bonds, the interest rate paid in additional principal is generally higher than the indicated cash rate.

(9)	When-issued security.

(10)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2014.

(11)	Security converts to floating rate after the indicated fixed-rate coupon period.

(12)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(13)	Non-income producing security.

(14)	Restricted security (see Note 7).

(15)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2014.

(16)	Includes Vivarte Class A preferred shares, Vivarte Class B ordinary shares and Luxco ordinary shares that trade with the loan.

(17)	Includes new money preferred shares that trade with the loan.

(18)	The issuer is in default on the payment of principal but continues to pay interest.

(19)	Defaulted matured security.

28	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2014

Statement of Assets and Liabilities

Assets	October 31, 2014
Unaffiliated investments, at value (identified cost, $902,993,656)	$892,048,650
Affiliated investment, at value (identified cost, $17,419,557)	17,419,557
Cash	3,437,054
Restricted cash*	760,000
Foreign currency, at value (identified cost, $1,720,407)	1,720,744
Interest receivable	3,997,614
Interest receivable from affiliated investment	2,524
Receivable for investments sold	2,509,595
Receivable for open forward foreign currency exchange contracts	981,611
Prepaid expenses	35,118
Total assets	$922,912,467

Liabilities
Notes payable	$210,000,000
Cash collateral due to broker	760,000
Payable for investments purchased	12,999,624
Payable for when-issued securities	2,064,886
Payable to affiliates:
Investment adviser fee	576,556
Trustees’ fees	3,463
Accrued expenses	376,885
Total liabilities	$226,781,414
Auction preferred shares (5,252 shares outstanding) at liquidation value plus cumulative unpaid dividends	$131,303,879
Net assets applicable to common shares	$564,827,174

Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 36,841,535 shares issued and outstanding	$368,415
Additional paid-in capital	687,194,181
Accumulated net realized loss	(112,899,208)
Accumulated undistributed net investment income	53,512
Net unrealized depreciation	(9,889,726)
Net assets applicable to common shares	$564,827,174

Net Asset Value Per Common Share
($564,827,174 ÷ 36,841,535 common shares issued and outstanding)	$15.33

*	Represents restricted cash on deposit at the custodian for open derivative contracts.

29	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2014

Statement of Operations

Investment Income	Year Ended October 31, 2014
Interest and other income	$43,695,417
Dividends	547,485
Interest income allocated from affiliated investment	19,489
Expenses allocated from affiliated investment	(2,509)
Total investment income	$44,259,882

Expenses
Investment adviser fee	$6,895,998
Trustees’ fees and expenses	40,814
Custodian fee	341,644
Transfer and dividend disbursing agent fees	18,155
Legal and accounting services	178,769
Printing and postage	78,248
Interest expense and fees	2,291,832
Preferred shares service fee	199,914
Miscellaneous	150,320
Total expenses	$10,195,694
Deduct —
Reduction of custodian fee	$27
Total expense reductions	$27

Net expenses	$10,195,667

Net investment income	$34,064,215

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$1,123,652
Investment transactions allocated from affiliated investment	177
Foreign currency and forward foreign currency exchange contract transactions	760,623
Net realized gain	$1,884,452
Change in unrealized appreciation (depreciation) —
Investments	$(18,601,043)
Foreign currency and forward foreign currency exchange contracts	1,470,029
Net change in unrealized appreciation (depreciation)	$(17,131,014)

Net realized and unrealized loss	$(15,246,562)

Distributions to preferred shareholders
From net investment income	$(151,177)

Net increase in net assets from operations	$18,666,476

30	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2014

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment income	$34,064,215	$36,008,699
Net realized gain from investment, foreign currency and forward foreign currency exchange contract transactions	1,884,452	3,580,230
Net change in unrealized appreciation (depreciation) from investments, foreign currency and forward foreign currency exchange contracts	(17,131,014)	1,025,244
Distributions to preferred shareholders —
From net investment income	(151,177)	(204,473)
Net increase in net assets from operations	$18,666,476	$40,409,700
Distributions to common shareholders —
From net investment income	$(36,362,595)	$(36,970,442)
Total distributions to common shareholders	$(36,362,595)	$(36,970,442)
Capital share transactions —
Proceeds from shelf offering, net of offering costs (see Note 6)	$—	$49,800,858
Reinvestment of distributions to common shareholders	—	818,431
Net increase in net assets from capital share transactions	$—	$50,619,289

Net increase (decrease) in net assets	$(17,696,119)	$54,058,547

Net Assets Applicable to Common Shares
At beginning of year	$582,523,293	$528,464,746
At end of year	$564,827,174	$582,523,293

Accumulated undistributed net investment income included in net assets
At end of year	$53,512	$3,073,969

31	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2014

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended October 31, 2014
Net increase in net assets from operations	$18,666,476
Distributions to preferred shareholders	151,177
Net increase in net assets from operations excluding distributions to preferred shareholders	$18,817,653
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(321,258,922)
Investments sold and principal repayments	330,517,092
Increase in short-term investments, net	(11,304,486)
Net amortization/accretion of premium (discount)	(768,214)
Decrease in restricted cash	359,081
Decrease in interest receivable	196,581
Increase in interest receivable from affiliated investment	(787)
Increase in receivable for open forward foreign currency exchange contracts	(922,573)
Decrease in receivable from the transfer agent	66,386
Decrease in prepaid expenses	5,183
Increase in cash collateral due to brokers	760,000
Decrease in payable for open forward foreign currency exchange contracts	(379,169)
Decrease in payable to affiliate for investment adviser fee	(10,770)
Increase in payable to affiliate for Trustees’ fees	378
Decrease in accrued expenses	(208,869)
Increase in unfunded loan commitments	297,520
Net change in unrealized (appreciation) depreciation from investments	18,601,043
Net realized gain from investments	(1,123,652)
Return of capital distributions from investments	1,140,581
Net cash provided by operating activities	$34,784,056

Cash Flows From Financing Activities
Distributions paid to common shareholders, net of reinvestments	$(36,362,595)
Cash distributions paid to preferred shareholders	(153,122)
Net cash used in financing activities	$(36,515,717)

Net decrease in cash*	$(1,731,661)

Cash at beginning of year(1)	$6,889,459

Cash at end of year(1)	$5,157,798

Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowings	$2,459,112

(1)	Balance includes foreign currency, at value.

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $1,070.

32	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2014

Financial Highlights

Selected data for a common share outstanding during the years stated

	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value — Beginning of year (Common shares)	$15.810	$15.630	$14.910	$14.980	$13.700

Income (Loss) From Operations
Net investment income(1)	$0.925	$1.009	$1.097	$1.014	$1.025
Net realized and unrealized gain (loss)	(0.414)	0.145	0.681	(0.013)	1.374
Distributions to preferred shareholders
From net investment income(1)	(0.004)	(0.006)	(0.006)	(0.009)	(0.011)

Total income from operations	$0.507	$1.148	$1.772	$0.992	$2.388

Less Distributions
From net investment income	$(0.987)	$(1.038)	$(1.052)	$(1.062)	$(1.108)

Total distributions to common shareholders	$(0.987)	$(1.038)	$(1.052)	$(1.062)	$(1.108)

Premium from common shares sold through shelf offering (see Note 6)(1)	$—	$0.070	$—	$—	$—

Net asset value — End of year (Common shares)	$15.330	$15.810	$15.630	$14.910	$14.980

Market value — End of year (Common shares)	$14.050	$15.800	$16.250	$14.550	$15.640

Total Investment Return on Net Asset Value(2)	3.60%	7.98%	12.31%	6.69%	17.93%

Total Investment Return on Market Value(2)	(4.99)%	3.79%	19.66%	(0.28)%	29.96%

33	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2014

Financial Highlights — continued

Selected data for a common share outstanding during the years stated

	Year Ended October 31,
Ratios/Supplemental Data	2014	2013	2012	2011	2010
Net assets applicable to common shares, end of year (000’s omitted)	$564,827	$582,523	$528,465	$503,383	$505,197
Ratios (as a percentage of average daily net assets applicable to common shares):(3)†
Expenses excluding interest and fees(4)	1.36%	1.37%	1.38%	1.29%	1.22%
Interest and fee expense(5)	0.40%	0.40%	0.42%	0.44%	0.49%
Total expenses	1.76%	1.77%	1.80%	1.73%	1.71%
Net investment income	5.89%	6.38%	7.20%	6.69%	7.11%
Portfolio Turnover	35%	45%	54%	49%	36%
Senior Securities:
Total notes payable outstanding (in 000’s)	$210,000	$210,000	$175,000	$165,000	$150,000
Asset coverage per $1,000 of notes payable(6)	$4,315	$4,399	$4,770	$4,847	$5,243
Total preferred shares outstanding	5,252	5,252	5,252	5,252	5,252
Asset coverage per preferred share(7)	$66,374	$67,670	$68,133	$67,473	$69,900
Involuntary liquidation preference per preferred share(8)	$25,000	$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(8)	$25,000	$25,000	$25,000	$25,000	$25,000

(1)	Computed using average shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Trust’s dividend reinvestment plan.

(3)	Ratios do not reflect the effect of dividend payments to preferred shareholders.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Interest and fee expense relates to the notes payable primarily incurred to redeem the Trust’s APS (see Note 9).

(6)

Calculated by subtracting the Trust’s total liabilities (not including the notes payable and preferred shares) from the Trust’s total assets, and dividing the result by the notes payable balance in thousands.

(7)

Calculated by subtracting the Trust’s total liabilities (not including the notes payable and preferred shares) from the Trust’s total assets, dividing the result by the sum of the value of the notes payable and liquidation value of the preferred shares, and multiplying the result by the liquidation value of one preferred share. Such amount equates to 265%, 273%, 270%, 280% and 264% at October 31, 2014, 2013, 2012, 2011 and 2010, respectively.

(8)	Plus accumulated and unpaid dividends.

†	Ratios based on net assets applicable to common shares plus preferred shares and borrowings are presented below. Ratios do not reflect the effect of dividend payments to preferred shareholders and exclude the effect of custody fee credits, if any.

	Year Ended October 31,
	2014	2013	2012	2011	2010
Expenses excluding interest and fees	0.86%	0.87%	0.87%	0.83%	0.77%
Interest and fee expense	0.25%	0.25%	0.27%	0.28%	0.31%
Total expenses	1.11%	1.12%	1.14%	1.11%	1.08%
Net investment income	3.70%	4.06%	4.54%	4.28%	4.50%

34	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Senior Floating-Rate Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Trust’s primary investment objective is to provide a high level of current income. The Trust may, as a secondary objective, also seek preservation of capital to the extent consistent with its primary objective.

The following is a summary of significant accounting policies of the Trust. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Trust is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Trust based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Trust. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Trust. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Trust’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Trust may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Trust’s investment in Cash Reserves Fund reflects the Trust’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust in a manner that fairly reflects the security’s value, or the amount that the Trust might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or

35

Eaton Vance

Senior Floating-Rate Trust

October 31, 2014

Notes to Financial Statements — continued

of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Trust’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2014, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Trust files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Trust. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Trust maintains with SSBT. All credit balances, if any, used to reduce the Trust’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Trust may enter into certain credit agreements all or a portion of which may be unfunded. The Trust is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At October 31, 2014, the Trust had sufficient cash and/or securities to cover these commitments.

H  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Trust shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Trust shareholders. Moreover, the By-laws also provide for indemnification out of Trust property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

J  Forward Foreign Currency Exchange Contracts — The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  When-Issued Securities and Delayed Delivery Transactions — The Trust may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Trust maintains security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

L  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Trust is the amount included in the Trust’s Statement of Assets and Liabilities and represents the unrestricted cash on hand at its custodian and does not include any short-term investments.

36

Eaton Vance

Senior Floating-Rate Trust

October 31, 2014

Notes to Financial Statements — continued

2  Auction Preferred Shares

The Trust issued Auction Preferred Shares (APS) on January 26, 2004 in a public offering. The underwriting discount and other offering costs incurred in connection with the offering were recorded as a reduction of the paid-in capital of the common shares. Dividends on the APS, which accrue daily, are cumulative at rates which are reset weekly for Series A and Series B, and approximately monthly for Series C and Series D by an auction, unless a special dividend period has been set. Series of APS are identical in all respects except for the reset dates of the dividend rates. If the APS auctions do not successfully clear, the dividend payment rate over the next period for the APS holders is set at a specified maximum applicable rate until such time as the APS auctions are successful. Auctions have not cleared since February 13, 2008 and the rate since that date has been the maximum applicable rate (see Note 3). The maximum applicable rate on the APS is 150% of the “AA” Financial Composite Commercial Paper Rate at the date of the auction. The stated spread over the reference benchmark rate is determined based on the credit rating of the APS.

The number of APS issued and outstanding as of October 31, 2014 is as follows:

APS Issued and Outstanding

Series A	1,313
Series B	1,313
Series C	1,313
Series D	1,313

The APS are redeemable at the option of the Trust at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Trust is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS remain unpaid in an amount equal to two full years’ dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Trust is required to maintain certain asset coverage with respect to the APS as defined in the Trust’s By-Laws and the 1940 Act. The Trust pays an annual fee up to 0.15% of the liquidation value of the APS to broker/dealers as a service fee if the auctions are unsuccessful; otherwise, the annual fee is 0.25%.

3  Distributions to Shareholders and Income Tax Information

The Trust intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding APS. In addition, at least annually, the Trust intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. The dividend rates for the APS at October 31, 2014, and the amount of dividends accrued (including capital gains, if any) to APS shareholders, average APS dividend rates, and dividend rate ranges for the year then ended were as follows:

	APS Dividend Rates at October 31, 2014	Dividends Accrued to APS Shareholders	Average APS Dividend Rates	Dividend Rate Ranges (%)

Series A	0.11%	$37,358	0.11%	0.06–0.17
Series B	0.11	37,358	0.11	0.06–0.17
Series C	0.11	39,578	0.12	0.09–0.17
Series D	0.12	36,883	0.11	0.06–0.23

Beginning February 13, 2008 and consistent with the patterns in the broader market for auction-rate securities, the Trust’s APS auctions were unsuccessful in clearing due to an imbalance of sell orders over bids to buy the APS. As a result, the dividend rates of the APS were reset to the maximum applicable rates. The table above reflects such maximum dividend rate for each series as of October 31, 2014.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

37

Eaton Vance

Senior Floating-Rate Trust

October 31, 2014

Notes to Financial Statements — continued

The tax character of distributions declared for the years ended October 31, 2014 and October 31, 2013 was as follows:

	Year Ended October 31,
	2014	2013

Distributions declared from:
Ordinary income	$36,513,772	$37,174,915

During the year ended October 31, 2014, accumulated undistributed net investment income was decreased by $570,900, accumulated net realized loss was increased by $1,947,908 and paid-in capital was increased by $2,518,808 due to expired capital loss carryforwards and differences between book and tax accounting, primarily for premium amortization, accretion of market discount, mixed straddles, investments in partnerships, and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Trust.

As of October 31, 2014, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$73,500
Capital loss carryforward and deferred capital losses	$(112,301,959)
Net unrealized depreciation	$(10,506,963)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, defaulted bond interest, investments in partnerships, accretion of market discount and premium amortization.

At October 31, 2014, the Trust, for federal income tax purposes, had a capital loss carryforward of $112,052,153 and deferred capital losses of $249,806 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2015 ($2,782,217), October 31, 2016 ($63,478,422), October 31, 2017 ($33,311,438), October 31, 2018 ($11,668,372) and October 31, 2019 ($811,704) and its character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Trust’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused. Of the deferred capital losses at October 31, 2014, $249,806 are long-term.

The cost and unrealized appreciation (depreciation) of investments of the Trust at October 31, 2014, as determined on a federal income tax basis, were as follows:

Aggregate cost	$921,030,450

Gross unrealized appreciation	$6,854,511
Gross unrealized depreciation	(18,416,754)

Net unrealized depreciation	$(11,562,243)

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Trust. The fee is computed at an annual rate of 0.75% of the Trust’s average daily gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage. For the year ended October 31, 2014, the Trust’s investment adviser fee amounted to $6,895,998. The Trust invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. EVM also serves as administrator of the Trust, but receives no compensation.

Trustees and officers of the Trust who are members of EVM’s organization receive remuneration for their services to the Trust out of the investment adviser fee. Trustees of the Trust who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms

38

Eaton Vance

Senior Floating-Rate Trust

October 31, 2014

Notes to Financial Statements — continued

of the Trustees Deferred Compensation Plan. For the year ended October 31, 2014, no significant amounts have been deferred. Certain officers and Trustees of the Trust are officers of EVM.

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $322,355,176 and $328,441,748, respectively, for the year ended October 31, 2014.

6  Common Shares of Beneficial Interest and Shelf Offering

The Trust may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Trust for the year ended October 31, 2014. Common shares issued by the Trust pursuant to its dividend reinvestment plan for the year ended October 31, 2013 were 51,566.

Pursuant to a registration statement filed with and originally declared effective on November 14, 2012 by the SEC, the Trust is authorized to issue up to an additional 3,380,550 common shares through an equity shelf offering program (the “shelf offering”). Under the shelf offering, the Trust, subject to market conditions, may raise additional capital from time to time and in varying amounts and offering methods at a net price at or above the Trust’s net asset value per common share. On May 30, 2013, and as approved by the Trustees, the Trust filed a registration statement with the SEC to allow it to issue additional common shares through a shelf offering, which is subject to the effectiveness of such registration statement.

During the year ended October 31, 2014, the Trust did not sell any common shares through its shelf offering. During the year ended October 31, 2013, the Trust sold 2,979,799 common shares and received proceeds (net of offering costs) of $49,800,858 through its shelf offering. The net proceeds in excess of the net asset value of the shares sold were $2,463,769.

Offering costs (other than the applicable sales commissions) incurred in connection with the shelf offering were borne directly by EVM. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM, is the distributor of the Trust’s shares and is entitled to receive a sales commission from the Trust of 1.00% of the gross sales price per share, a portion of which is re-allowed to sales agents. The Trust was informed that EVD did not retain any sales commissions during the year ended October 31, 2014.

On November 11, 2013, the Board of Trustees of the Trust authorized the repurchase by the Trust of up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Trust to purchase a specific amount of shares. There were no repurchases of common shares by the Trust for the year ended October 31, 2014.

7  Restricted Securities

At October 31, 2014, the Trust owned the following securities (representing less than 0.05% of net assets applicable to common shares) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Trust has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares	Cost	Value

Common Stocks
Panolam Holdings Co.	12/30/09	253	$139,024	$222,174

Total Common Stocks			$139,024	$222,174

8  Financial Instruments

The Trust may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

39

Eaton Vance

Senior Floating-Rate Trust

October 31, 2014

Notes to Financial Statements — continued

A summary of obligations under these financial instruments at October 31, 2014 is as follows:

Forward Foreign Currency Exchange Contracts
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation

11/28/14	Canadian Dollar 1,349,880	United States Dollar 1,240,904	JPMorgan Chase Bank, N.A.	$43,927	$—	$43,927
11/28/14	Euro 6,014,824	United States Dollar 7,938,395	Goldman Sachs International	399,763	—	399,763
12/31/14	British Pound Sterling 10,648,586	United States Dollar 17,338,720	Goldman Sachs International	311,828	—	311,828
12/31/14	Euro 9,178,235	United States Dollar 11,653,146	HSBC Bank USA, N.A.	147,224	—	147,224
1/30/15	British Pound Sterling 2,955,232	United States Dollar 4,765,548	HSBC Bank USA, N.A.	41,401	—	41,401
1/30/15	Euro 3,226,313	United States Dollar 4,082,915	State Street Bank and Trust Company	37,468	—	37,468

				$981,611	$—	$981,611

At October 31, 2014, the Trust had sufficient cash and/or securities to cover commitments under these contracts.

The Trust is subject to foreign exchange risk in the normal course of pursuing its investment objectives. Because the Trust holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Trust enters into forward foreign currency exchange contracts.

The Trust enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Trust’s net assets below a certain level over a certain period of time, which would trigger a payment by the Trust for those derivatives in a liability position. At October 31, 2014, the Trust had no open derivatives with credit-related contingent features in a net liability position.

The over-the-counter (OTC) derivatives in which the Trust invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Trust has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Trust’s net assets decline by a stated percentage or the Trust fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Trust of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Trust and/or counterparty is held in segregated accounts by the Trust’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Trust, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Trust as collateral, if any, are identified as such in the Portfolio of Investments.

40

Eaton Vance

Senior Floating-Rate Trust

October 31, 2014

Notes to Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2014 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Forward foreign currency exchange contracts	$981,611	(1)	$—

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts; Net unrealized depreciation.

During the current reporting period, the Trust adopted the new disclosure requirements for offsetting assets and liabilities, pursuant to which an entity is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. The Trust’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following table presents the Trust’s derivative assets by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Trust for assets as of October 31, 2014.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Goldman Sachs International	$711,591	$—	$—	$(711,591)	$—
HSBC Bank USA, N.A.	188,625	—	(188,625)	—	—
JPMorgan Chase Bank, N.A.	43,927	—	—	—	43,927
State Street Bank and Trust Company	37,468	—	—	—	37,468

	$981,611	$—	$(188,625)	$(711,591)	$81,395

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2014 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Forward foreign currency exchange contracts	$1,152,302	(1)	$1,301,742	(2)

(1)	Statement of Operations location: Net realized gain (loss) – Foreign currency and forward foreign currency exchange contract transactions.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Foreign currency and forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts outstanding during the year ended October 31, 2014, which is indicative of the volume of this derivative type, was approximately $54,930,000.

9  Credit Agreement

The Trust has entered into a Credit Agreement (the Agreement) with a bank to borrow up to a limit of $220 million ($210 million prior to March 25, 2014) pursuant to a 364-day revolving line of credit. Borrowings under the Agreement are secured by the assets of the Trust. Interest is charged at a rate above the London Interbank Offered Rate (LIBOR) and is payable monthly. Under the terms of the Agreement in effect through March 24, 2015, the Trust pays a commitment fee of 0.15% on the borrowing limit. The Trust is required to maintain certain net asset levels during the term of the Agreement. At October 31, 2014, the Trust had borrowings outstanding under the Agreement of $210,000,000 at an interest rate of 0.92%. Based on the short-term nature of the borrowings under the Agreement and the variable interest rate, the carrying amount of the borrowings at October 31, 2014 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 12) at October 31, 2014. For the year ended October 31, 2014, the average borrowings under the Agreement and the average interest rate (excluding fees) were $210,000,000 and 0.93%, respectively.

41

Eaton Vance

Senior Floating-Rate Trust

October 31, 2014

Notes to Financial Statements — continued

10  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Trust, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

11  Credit Risk

The Trust invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

12  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2014, the hierarchy of inputs used in valuing the Trust’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Senior Floating-Rate Interests (Less Unfunded Loan Commitments)	$—	$796,560,119	$489,637	$797,049,756
Corporate Bonds & Notes	—	70,567,239	73,524	70,640,763
Asset-Backed Securities	—	20,796,794	—	20,796,794
Common Stocks	572,504	1,343,794	1,634,239	3,550,537
Miscellaneous	—	10,800	—	10,800
Short-Term Investments	—	17,419,557	—	17,419,557

Total Investments	$572,504	$906,698,303	$2,197,400	$909,468,207

Forward Foreign Currency Exchange Contracts	$—	$981,611	$—	$981,611

Total	$572,504	$907,679,914	$2,197,400	$910,449,818

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Trust.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2014 is not presented.

At October 31, 2014, there were no investments transferred between Level 1 and Level 2 during the year then ended.

42

Eaton Vance

Senior Floating-Rate Trust

October 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Senior Floating-Rate Trust:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Senior Floating-Rate Trust (the “Trust”), including the portfolio of investments, as of October 31, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Senior Floating-Rate Trust as of October 31, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 17, 2014

43

Eaton Vance

Senior Floating-Rate Trust

October 31, 2014

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2015 will show the tax status of all distributions paid to your account in calendar year 2014. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals.

Qualified Dividend Income.  For the fiscal year ended October 31, 2014, the Fund designates approximately $378,750, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

44

Eaton Vance

Senior Floating-Rate Trust

October 31, 2014

Annual Meeting of Shareholders (Unaudited)

The Trust held its Annual Meeting of Shareholders on August 21, 2014. The following action was taken by the shareholders:

Item 1:  The election of Thomas E. Faust Jr., William H. Park and Ralph F. Verni as Class II Trustees of the Trust for a three-year term expiring in 2017. Mr. Verni was elected solely by APS shareholders.

Nominee for Trustee Elected by All Shareholders	Number of Shares
	For	Withheld
Thomas E. Faust Jr.	30,905,982	926,206
William H. Park	30,890,015	942,173

Nominee for Trustee Elected by APS Shareholders	Number of Shares
	For	Withheld
Ralph F. Verni	3,438	169

45

Eaton Vance

Senior Floating-Rate Trust

October 31, 2014

Dividend Reinvestment Plan

The Trust offers a dividend reinvestment plan (Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (Shares) of the Trust. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company, LLC (AST) as dividend paying agent. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by AST, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Trust’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Trust. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

46

Eaton Vance

Senior Floating-Rate Trust

October 31, 2014

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:

Shareholder signature                                                           Date

Shareholder signature                                                           Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Senior Floating-Rate Trust

c/o American Stock Transfer & Trust Company, LLC

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

Number of Employees

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders

As of October 31, 2014, Trust records indicate that there are 10 registered shareholders and approximately 21,438 shareholders owning the Trust shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Trust reports directly, which contain important information about the Trust, please write or call:

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is EFR.

47

Eaton Vance

Senior Floating-Rate Trust

October 31, 2014

Management and Organization

Fund Management.  The Trustees of Eaton Vance Senior Floating-Rate Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 180 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Class II Trustee	Until 2017. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 180 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Class I Trustee	Until 2016. Trustee since 2011.

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost(3) 1961	Class I Trustee	Until 2016. Trustee since 2014.

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman(3) 1952	Class III Trustee	Until 2015. Trustee since 2014.

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley(4) 1960	Class I Trustee	Until 2016. Trustee since 2014.

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Class II Trustee	Until 2017. Trustee since 2003.

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

48

Eaton Vance

Senior Floating-Rate Trust

October 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Class III Trustee	Until 2015. Trustee since 2003.

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

Helen Frame Peters(A) 1948	Class III Trustee	Until 2015. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Harriett Tee Taggart 1948	Class III Trustee	Until 2015. Trustee since 2011.

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni(A) 1943	Chairman of the Board and Class II Trustee	Until 2017. Trustee since 2005 and Chairman since 2007.

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(5)	Principal Occupation(s) During Past Five Years
Scott H. Page 1959	President	1996	Vice President of EVM and BMR.

Payson F. Swaffield 1956	Vice President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)

Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise. Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal.

(2)

During their respective tenures, the Trustees (except for Ms. Frost and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in

49

Eaton Vance

Senior Floating-Rate Trust

October 31, 2014

Management and Organization — continued

2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).
(3)	Ms. Frost and Mr. Gorman began serving as Trustees effective May 29, 2014.
(4)	Ms. Mosley began serving as a Trustee effective January 1, 2014.
(5)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

(A)	APS Trustee

50

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  The Trust’s Board of Trustees has approved a share repurchase program authorizing the Trust to repurchase up to 10% of its outstanding common shares as of the approved date in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Trust to purchase a specific amount of shares. The Trust’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Trust’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

51

This Page Intentionally Left Blank

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

2025    10.31.14

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a)-(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended October 31, 2013 and October 31, 2014 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	10/31/13	10/31/14
Audit Fees	$85,580	$89,997
Audit-Related Fees(1)	$5,330	$0
Tax Fees(2)	$15,600	$16,410
All Other Fees(3)	$0	$0

Total	$106,510	$106,407

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the registrant’s auction preferred shares.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the Audit Committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended October 31, 2013 and October 31, 2014; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	10/31/13	10/31/14
Registrant	$20,930	$16,410
Eaton Vance(1)	$526,385	$99,750

(1)	Certain subsidiaries of Eaton Vance Corp. provide ongoing services to the registrant.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Scott E. Eston, Ronald A. Pearlman, Helen Frame Peters and Ralph F. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expect to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Peter M. Campo, Scott H. Page and Craig P. Russ and other Eaton Vance Management (“EVM” or “Eaton Vance”) investment professionals comprise the investment team responsible for the overall and day-to-day management of the Trust’s investments as well as allocations of the Trust’s assets between common and preferred stocks. Messrs. Campo, Page and Russ are the portfolio managers responsible for the day-to-day management of the Trust’s investments.

Mr. Campo has been an EVM portfolio manager since 2008. Mr. Page has been an EVM portfolio manager since 1996 and is Co-Director of EVM’s Bank Loan Investment Group. Mr. Russ has been an EVM portfolio manager since 2001 and is Co-Director of EVM’s Bank Loan Investment Group. Messrs. Campo, Page and Russ are Vice Presidents of EVM. This information is provided as of the date of filing of this report.

The following table shows, as of the Trust’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts		Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Peter M. Campo
Registered Investment Companies	1	$905.9		0	$0
Other Pooled Investment Vehicles	0	$0		0	$0
Other Accounts	0	$0		0	$0

Scott H. Page
Registered Investment Companies	18	$32,381.3		0	$0
Other Pooled Investment Vehicles	8	$11,005.4	(1)	1	$143.9
Other Accounts	3	$1,901.6		0	$0

Craig P. Russ
Registered Investment Companies	14	$27,377.8		0	$0
Other Pooled Investment Vehicles	1	$7,756.2		0	$0
Other Accounts	3	$1,901.6		0	$0

(1)	Certain of these “Other Pooled Investment Vehicles” invest a substantial portion of their assets either in a registered investment company or in a separate pooled investment vehicle managed by this portfolio manager or another Eaton Vance portfolio manager.

The following table shows the dollar range of Trust shares beneficially owned by each portfolio manager as of the Trust’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Trust
Peter M. Campo	None
Scott H. Page	$100,001 - $500,000
Craig P. Russ	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Trust’s investments on the one hand and investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Trust and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Trust and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Trust. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, a portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Senior Floating-Rate Trust

By:	/s/ Scott H. Page
Scott H. Page
President

Date: December 11, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date: December 11, 2014

By:	/s/ Scott H. Page
Scott H. Page
President

Date: December 11, 2014